UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3651

Touchstone Strategic Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100, Cincinnati, Ohio			45202
(Address of principal executive offices)			(Zip code)

Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(513) 878-4066

Date of fiscal year end:	3/31/11

Date of reporting period:	3/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

March 31, 2011

Annual Report

Touchstone Strategic Trust

Touchstone Diversified Small Cap Growth Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Growth Fund

Touchstone Mid Cap Growth Fund

Table of Contents

Page
Letter from the President	3

Management's Discussion of Fund Performance (Unaudited)	4-16

Tabular Presentation of Portfolios of Investments (Unaudited)	17

Statements of Assets and Liabilities	18-19

Statements of Operations	20

Statements of Changes in Net Assets	21-22

Financial Highlights	23-30

Notes to Financial Statements	31-42

Portfolios of Investments:

Touchstone Diversified Small Cap Growth Fund	43-44

Touchstone Growth Opportunities Fund	45-46

Touchstone Large Cap Growth Fund	47

Touchstone Mid Cap Growth Fund	48-49

Report of Independent Registered Public Accounting Firm	50

Other Items (Unaudited)	51-58

Management of the Trust (Unaudited)	59-61

Privacy Protection Policy	62

Letter from the President

Dear Fellow Shareholder,

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended March 31, 2011.

The past 12 months was a year few investors will forget. It began with a major oil spill in the Gulf of Mexico, continued with heightened sovereign debt risk in Europe, advancing unemployment and concern that the housing market failed to bounce back. However, later in the year, the market started to gain momentum amid strong corporate earnings growth and balance sheets, improving consumer confidence, fiscal and monetary stimulus and reasonable stock valuations. More recently, market volatility increased in response to a series of unforeseen developments including widespread turmoil in the Middle East and North Africa and the horrific earthquake and tsunami in Japan. Jittery investors continued to seek safety in bullion, pushing the price of gold to new record highs, even as equity markets made a strong recovery.

There continues to be concerns that the economic recovery, though evidently gaining strength, is still somewhat tenuous. High and rising gasoline and food prices could further pinch the consumer, geopolitical unrest in the Middle East continues to create uncertainty in energy prices, and the end of Quantitative Easing 2 (QE2) in June will be a test for the economy and the markets as liquidity is potentially withdrawn by the Federal Reserve. However, despite these concerns, it is difficult to bet against the resiliency of the American economy. Stock prices ultimately follow earnings progress and corporate profits have continued to grow. While all major U.S. domestic indexes posted double-digit returns, growth stocks outperformed value stocks and small capitalization stocks outperformed both mid- and large-capitalization stocks. The top performing sectors were Energy, Materials, and Telecommunication Services. The bottom performing sectors were Financials and Health Care.

It is important to stay the course and focus on the long-term composition of your investment portfolio. Diversification remains essential to balancing risk and return. We recommend that you continue to work with your financial professional and focus on a sound asset allocation strategy, investing in a broad mix of stock, bond, and money market mutual funds to help you achieve your financial goals.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill McGruder
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Diversified Small Cap Growth Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Performance and Market Overview

The total return of the Touchstone Diversified Small Cap Growth Fund was 28.16% for the year ended March 31, 2011. The total return of the Russell 2000® Growth Index was 31.04% for the same period.

Circumstances in the first half of the year appeared to suggest Fund returns would be muted at best. Early on, the European debt crisis weighed on the market and created concerns of a double dip in the global economy. In fact, some economic statistics in the U.S. began to soften in the summer of 2010 causing volatility and general weakness in the stock market through the end of August. A combination of continued stellar earnings reports, support from the Federal Reserve with its announcement of QE2 (Second round of Quantitative Easing) in the third quarter and a rebound in the overall economic picture set up a strong second half of the fiscal year (September 2010 to March 2011).

Portfolio Review

Several sectors contributed to relative performance in the year including Consumer Discretionary, Financials, Energy, Information Technology and Telecommunication Services. The two sectors with the largest negative impact on the Fund's relative performance were Health Care and Industrials. These two sectors accounted for overall relative underperformance to the benchmark.

Individual stocks that contributed to performance and outperformed the Index included Netflix Inc., Coinstar Inc., Deckers Outdoor Corp., Tractor Supply Co. and Chipotle Mexican Grill Inc. (Consumer Discretionary sector), First Cash Financial Services Inc. and Portfolio Recovery Associates Inc. (Financials sector), Lufkin Industries Inc., International Coal Group Inc., Brigham Exploration Co. and CARBO Ceramics Inc. (Energy sector), Riverbed Technology Inc., Skyworks Solutions Inc., Ariba Inc., Finisar Corp., and VeriFone Systems Inc. (Information Technology sector), Syniverse Holdings Inc. (Telecommunication Services sector) and LSB Industries Inc. (Materials sector). Other contributors to performance included Alexion Pharmaceuticals Inc. (Health Care sector) and Ceradyne Inc. (Industrials sector).

Individual stocks that detracted from performance in underperforming sectors included Acorda Therapeutics Inc., Auxilium Pharmaceuticals Inc., Inspire Pharmaceuticals Inc., Spectranetics Corp., RTI Biologics Inc. and Vanda Pharmaceuticals, Inc. (Health Care sector) and Sykes Enterprises Inc., AAR Corp., SFN Group Corp., Landstar System Inc. and Applied Industrial Technologies Inc. (Industrials sector). Other detractors from performance included Capella Education Co. and PetMed Express Inc. (Consumer Discretionary sector) and Vistaprint N.V. and Oclaro Inc. (Information Technology sector).

Current Strategy and Outlook

As of the end of March 2011, the Fund's largest sector overweight positions are in Consumer Discretionary, Financials and Energy and the largest underweight positions are in the Industrials, Consumer Staples and Health Care sectors. The Fund's holdings in the Consumer Discretionary sector are generally focused on companies that serve value-conscious consumers and/or have strong organic top line growth driven by domestic geographic expansion and/or recurring revenue. The Fund's overweight in the Financials sector is driven largely by holdings in pawn brokers and debt collection companies, which should benefit from the continued contraction in consumer credit, higher gold prices and increasing supply of charged off credit card debt. In the Energy sector, the Fund is positioned in companies that should benefit from domestic onshore shale plays and international offshore oil & gas drilling improving demand and higher prices for thermal coal (used for electricity

Management's Discussion of Fund Performance (Continued)

generation) and met coal (used in steel production) and global demand for aviation, marine and land based fuel. We have reduced the underweight in the Industrials sector and are now equal weight in the Materials sector as it appears the economy has improved in the last several months. In the Consumer Staples sector, we have chosen to redeploy those funds into companies in the Consumer Discretionary sector that we believe have more growth potential but have somewhat similar defensive characteristics as stocks in the Consumer Staples sector. In the Health Care sector, our theme continues to be in orphan-drug producers and device manufacturers with new product introductions. We have reduced the size of our Health Care sector weighting, redeploying those funds into Energy, Industrials, Materials and Consumer Discretionary sector stocks.

As we stated above, the economy has regained some of its momentum in the last few months of 2010 and into 2011. We continue to have concerns that the economic recovery, though evidently gaining strength, is still tenuous for several reasons. High and rising gasoline and food costs will further squeeze the consumer, geopolitical unrest in the Middle East creates uncertainty in energy prices and the end of QE2 in June will be a test for the economy and the markets as liquidity is potentially withdrawn by the Federal Reserve.

As is our practice, we focus on finding companies that have the ability to increase sales even in a difficult economic environment through new product introductions, geographic expansion, and/or niche product or service offerings. Certainly these companies should benefit in a better economy as well. In addition, companies that have operating leverage from cyclically improving end-markets and can therefore demonstrate improved sales and/or EPS (Earnings Per Share) growth as a result will be another avenue of focus.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Diversified Small Cap Growth Fund - Class A* and the Russell 2000® Growth Index

*  The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class Y shares commenced on September 6, 2006. The initial public offering of Class C shares commenced on August 1, 2007. The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (August 1, 2007), which is the same as the performance for Class A shares through August 1, 2007. The returns have been restated for sales charges and for fees applicable to Class C shares.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Growth Opportunities Fund

Sub-Advised by Westfield Capital Management LP

Performance and Market Overview

The total return of the Touchstone Growth Opportunities Fund was 21.71% for the twelve month period ended March 31, 2011. The total return of the Russell 3000® Growth Index was 19.24% for the same period.

The period began with equity market weakness with most market averages posting double-digit declines. U.S. corporate earnings growth was solid but macro concerns overwhelmed investor psychology. Fears of a double-dip recession were exacerbated by trends in the Index of Leading Economic Indicators that pointed to continued, though slower, U.S. growth for the balance of the year. Worries of the reemergence of the global financial crisis from sovereign-debt contagion impacted all financial markets with any exposure to Europe. Ongoing debate about the pace of economic growth in China, further regulation of financial markets, and the systemic risk revealed in the "flash crash" in May all represent concerns that led to the exodus of confidence in risky assets. The market downturn was arrested as we entered the fall. Republicans gained control of the House of Representatives in the November mid-term elections and introduced Congressional balance that is often regarded as bullish for stocks. President Obama seemed to pivot off of these results and launched a pro-growth agenda that included the extension of the Bush-era tax cuts, a symbolically important trip to India with American business leaders, and a South Korea trade agreement that quelled fears of protectionism. Economic data reported in the fourth quarter gave institutional investors reason to ratchet up expectations for GDP growth from the 2.0-2.5% range to over 3%. 2011 began with optimism for the sustainability of global economic expansion and the attractiveness of financial assets in an era of accommodative monetary policy and relatively benign headline inflation. A blow to that optimism came with a surge in oil prices associated with the dramatic events in the Middle East and North Africa (MENA) and later the earthquake/tsunami and nuclear crisis in Japan prompted concern not only about the risk of lost demand from the world's third largest economy but also the potential loss of manufacturing capacity and the impact on the global supply chain. Investor sentiment has been buttressed by the market's ability to shake off negative headline news.

Portfolio Review

Investments in the Energy, Information Technology, and Industrials sectors drove outperformance, while the Health Care sector curbed relative results.

The Energy sector was the best performing sector in the Index and for the Fund; the sector was the Fund's most significant source of outperformance. Provider of oil & gas equipment National Oilwell Varco, Inc. was the largest single contributor to active results. Shares began to rise after the company paid a dividend in early September and announced the acquisition of a developer of specialized marine equipment and systems. National Oilwell continued its climb after reporting better-than-expected second and third quarter earnings that demonstrated substantial improvements in net bookings in its aftermarket parts and services segment. Coal & consumable fuels companies Massey Energy Co. and Alpha Natural Resources Inc. were also major contributors during the year. North American coal inventories continue to fall due to deteriorating regulatory and geological environments, curtailing supply at a time when export demand remains robust. As a result, metallurgical coal contract prices have been higher than expected. Last November, Massey Energy revealed that it was exploring strategic opportunities and the stock surged, fueled by several competing bids. While we trimmed the position in Massey Energy during the year on appreciation, we maintained sufficient exposure to the stock to benefit from Alpha Natural Resources Inc.'s January announcement of a definitive agreement to acquire Massey Energy. Through the stock and cash deal, Alpha Natural Resources will pay a 21% premium to Massey Energy's share price on the day of the release. Upon completion of the transaction, Alpha Natural Resources and Massey Energy stockholders will respectively own 54% and 46% of the combined company.

Management's Discussion of Fund Performance (Continued)

The Information Technology sector of the Index failed to keep pace with the advance of the broader market. Portfolio holdings in the sector, however, delivered strong gains. Semiconductor company NXP Semiconductors N.V. advanced throughout the year after its August IPO and was among the Fund's biggest marginal contributors; our price target discipline led to a sale of the stock in February. Developer of logic integrated circuits and non-volatile memory Atmel Corp. was also additive; Atmel's business is levered to the touch-screen controller market, and we sold the position in November in order to moderate our exposure to the semiconductor space. EZchip Semiconductor Ltd., which develops high performance network processors for gigabit networking equipment, bolstered active results. We own EZchip Semiconductor because we believe that its inputs into Cisco's ASR9k router will drive impressive growth over the next few years; EZchip Semiconductor is gaining share at other Telecommunication Services sector companies as well. Design software and services firm Autodesk Inc. further supplemented results as investors gained confidence that the critical building and construction market had begun to stabilize. Oclaro Inc., a provider of optical components for telecommunications, missed earnings expectations in the fourth quarter of 2010. Because the miss was driven by what we viewed as a transient gross margin problem, we used the resulting sell-off to initiate a position in Oclaro; we believe the company to be in front of several major new product cycles that should have a positive impact on its overall margins.

The Industrials sector augmented relative performance. Electronic instruments maker AMETEK Inc. was the best performing portfolio holding in the sector. Like many industrial companies, AMETEK took steps to lower its cost structure during the economic downturn and has posted dramatic margin expansion and earnings growth as volumes have recovered. Our price target discipline led to a sale of the stock in mid-December. Dover Corp., which provides equipment and support services, fits with our overall premise of looking for U.S. manufacturing companies that used the downturn to lower their breakeven points; it is a much improved organization today with a new management team, rationalized product structure and more overall focus. In addition to successive quarterly EPS beats, Dover also announced two acquisitions in January to which the market responded positively. We believe both deals will be modestly accretive, offer synergies and prove good complements to Dover's overall product lineup.

As has generally been the case since the market bottomed in the first quarter of 2009, the Fund remains underweight the Consumer Discretionary sector. This allocation detracted from incremental results, but stock selection in the sector drove a relative performance benefit. We sold Netflix Inc. in October for valuation reasons, but the position was one of the Fund's biggest incremental contributors during the period. Store closings at Blockbuster and Movie Gallery had hugely boosted Netflix's subscription growth, and customer churn decreased as new streaming options, such as the Apple TV were rolled out. Tenneco Inc., maker of automotive equipment for emissions and ride control, was also an additive holding. We feel that the shares do not yet reflect the benefit of the company's exposure to the commercial vehicle market, where tighter pollution standards should drive accelerating revenue and earnings growth in the future.

Although the Fund's Health Care sector investments performed well in the first quarter of 2011, the sector was the largest detractor during the year ended March 31, 2011. Acorda Therapeutics Inc., which is launching a drug called Ampyra for the treatment of walking disability in patients suffering from Multiple Sclerosis, was a drag on relative results. However, we continue to see Acorda Therapeutics as an example of a company addressing an unmet medical need with a differentiated product that could be immune to the potential pressures on reimbursement rates. Elan PLC also impeded performance due in part to an FDA (Food & Drug Administration) advisory panel vote in favor of approving a competitor's drug that challenged assumptions about the ultimate market opportunity for Elan's Multiple Sclerosis drug, Tysabri. It is our sense that the combination of physician safety education and the comparative biological effects and benefits of the drug itself will lead to utilization trends and new patient starts well in excess of current projections.

Management's Discussion of Fund Performance (Continued)

Current Strategy and Outlook

Stock prices ultimately follow earnings progress, and corporate profits have continued to grow. It is our expectation that the bias to the market is to the upside. Conditions for growth are evident given strength in Industrial Production, a recovery in consumer spending, a positively sloped yield curve and encouraging employment trends. Will the Fed remain accommodative? We believe it will as the pace of GDP growth is far from excessive. However, headline inflation, while currently benign, will need to be watched closely. As the cyclical expansion matures, challenges mount for stock price performance. Commodity price inflation will impact profit margins and the expansion of earnings multiples is likely limited by the specter of rising interest rates. We remain focused on high quality, conservatively capitalized companies with pricing power.

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index

*  The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, the initial public offering of Class C shares commenced on August 2, 1999 and the initial public offering of Class Y shares and Institutional Class shares commenced on February 2, 2009, respectively. The returns for Class C, Class Y and Institutional Class shares include performance of the Fund that was achieved prior to the creation of Class C, Class Y and Institutional Class shares (August 2, 1999 and February 2, 2009, respectively), which is the same as the performance for Class A shares through August 2, 1999 and February 2, 2009, respectively. The returns have been restated for sales charge and for fees applicable to Class C, Class Y and Institutional Class shares.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Large Cap Growth Fund

Sub-Advised by Navellier & Associates, Inc.

Performance and Market Overview

The total return of the Touchstone Large Cap Growth Fund was 20.30% for the year ended March 31, 2011. The total return of the Russell 1000® Growth Index was 18.26% for the same period.

Over the course of the 12 months ended March 31, 2011, the stock market was tested by a variety of market-moving events none of which were able to detail the global recovery or the ability to find profitable opportunities. Beginning with the May 6th "flash crash," which served to shake investor faith in the stability of financial markets and systems, to the debt troubles of a few small European countries and more recent events including the nuclear power scare in Japan and oil spiking on Middle East unrest, investors had several negative events to overcome. Over the course of the year, investors were faced with warnings of increasing inflation resulting from spiking commodity prices, although the Federal Reserve issued statements that tried to moderate inflation fears. Indeed, it could be argued that the August announcement that the Federal Reserve was ready to roll out another round of economic stimulus (what many investors dubbed as Quantitative Easing II — "QE II") appeared to provide some fuel for positive market performance. Improving corporate earnings often linked to the weak U.S. dollar, also served to push the market higher as investors favored higher quality stocks over more speculative issues. Thus, despite troubling geo-political headline events, the equity markets managed to successfully climb their "wall of worry" by generating solid double-digit returns. Regardless of negative events, the Fund's strategy continues to focus on uncovering those companies exhibiting strong growth potential regardless of market conditions.

The Information Technology and Consumer Discretionary sectors contributed to the Fund's outperformance on both a relative and absolute basis. The Consumer Staples and Materials sectors were the biggest detractors from performance on a relative basis and the Energy sector was the biggest detractor on both a relative and absolute basis, despite the recent run-up in oil prices.

Looking more closely at sector performance, Baidu Inc., Salesforce.com Inc., and Cognizant Technology Solutions Corp. were three of the primary performance drivers from the Information Technology sector for the year. All three stocks were in the Fund at the beginning of the period and continue to be held, as they reflect strong rankings within the Navellier stock selection system. It is hardly surprising that the sector has a strong showing in the system given that through March 2011 our forward net earnings revisions forecasts were up for the preceding 25 straight months. In addition, profit margins in the sector are at a record 15.9% as of Q4 2010 and are expected to remain strong.

The performance of the Consumer Discretionary sector was driven by stock contributors Netflix Inc, Chipotle Mexican Grill Inc., and AutoZone Inc. With respect to Netflix, the stock first entered the Fund in June of 2010 and produced strong performance over the remainder of the year until it was sold in early March after it no longer met the Fund's optimization criteria within the sector. In other words, it did not offer the Fund attractive reward/risk characteristics relative to other stocks. AutoZone was another long term holding in the Fund, while Chipotle Mexican Grill entered the Fund in September of 2010. They were still held in the Fund at the end of the year, continue to be strong performers, and are among the highest ranked stocks within the Navellier stock selection system. We believe that both stocks have strong double-digit earnings growth expectations for the remainder of 2011, as well as for 2012.

With respect to the Industrials sector, Deere & Co., Cummins Inc., and Precision Castparts Corp., were the three biggest drivers of performance. Deere entered the Fund in July of 2010 and continues to be held as its stock characteristics are rated as highly attractive. While Precision Castparts was already in the Fund at the

Management's Discussion of Fund Performance (Continued)

beginning of the 12-month period, it was sold in February of 2011 as it no longer met the Fund's criteria for ownership on a reward/risk basis. Cummins first entered the Fund in July of 2010 and continues to be held given its solid performance and strong Navellier stock selection ranking. We believe the sector itself is still very attractive. Further, profit margins for the sector rose to a two year high as of the end of fourth quarter, 2010. Thus, the sector should continue to find favor in the Navellier stock selection system.

The Energy and Materials sectors underperformed as evidenced by their negative contribution to Fund returns. The poorest performing stocks in the Energy sector were Anadarko Petroleum Corp, Occidental Petroleum Corp., and Talisman Energy Inc. Talisman was sold in April, Anadarko was sold in June, with Occidental following in July. Unfortunately, the sales came at a point during the year in which there was a pullback in energy prices, as well as the performance of the Energy sector itself, which negatively impacted the Navellier reward/risk ranking. Interestingly, while consensus annual earnings forecasts have had a positive trend in recent years, they fell in both 2009 and 2010, which may have been reflected in the sector exposure in 2010. Subsequently, the sector recovered and the Fund is expanding its holding of energy-related stocks as evidenced by the addition of Marathon Oil Corp., ConocoPhillips Co., and Pioneer Natural Resources Co., in February of 2011. In addition, Chevron Corp. was added in mid-March. Looking forward, we believe consensus analyst's earnings expectations for the sector seem remarkable. Analysts expect earnings growth of 33.2% for 2011 and 14.0% for 2012. These expectations come after the sector posted 48.2% earnings growth in 2010. Given the continued geo-political uncertainty in the Middle East, it would not be unreasonable to assume that energy prices, and thus energy profits, may fulfill such growth expectations.

The Materials sector was most negatively impacted by BHP Billiton Ltd., CF Industries Holdings Inc., and Companhia Siderurgica Nacional. BHP was added to the Fund in March of 2009 and was sold in June of 2010, along with CF Industries which had only been in the Fund since February of the same year. Companhia Siderurgica Nacional enjoyed a slightly longer tenure in the Fund as it was purchased in February of 2009 and subsequently sold in November of 2010. The stocks were sold as they no longer met the criteria for ownership. As the Fund year ended, it is overweight in the sector relative to its benchmark since it is believed that forward earnings expectations are roughly 6% away from the 2008 record high. Some analysts expect that, should the bull market in commodities continue, it may be that new record earnings could materialize in the summer of 2011. Thus, the annual earnings growth expectation of 34.4% for 2011 may well be achievable, which should offer a positive backdrop for the stocks in the Fund.

Looking forward, we anticipate continued weakness in the U.S. dollar as the currency markets render their verdict over the outlook for U.S. fiscal and monetary policies. As a result, such an environment should prove especially beneficial for the Fund's multinational stocks. A wild card worth watching is the impact of higher energy costs. While the Energy sector may benefit in the short run, longer term, there may be negative impacts on the consumer and manufacturing sectors of the economy.

At Navellier we remain extremely bullish for 2011 and beyond due to a variety of factors. First, we remain in the third year of a Presidential election cycle, which has traditionally been the best performing year for the stock market since 1945. Second, since May of 2010, there has been a "flight to quality" that should naturally benefit the Touchstone Large Cap Growth Fund, since only fundamentally superior stocks selected by the Fund's quantitative model are bought. Third, money is now fleeing government bonds due to rising inflation fears and some of this money is now flowing into Blue Chip stocks. Finally, a weak U.S. dollar naturally benefits many multinational and commodity-related stocks held in the Touchstone Large Cap Growth Fund, since a weak U.S. dollar tends to significantly boost corporate profits. Overall, we believe that 2011 is shaping up to be a profitable year for the Touchstone Large Cap Growth Fund's investors.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Large Cap Growth Fund - Class A* and the Russell 1000® Growth Index

*  The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on December 19, 1997 and the initial public offering of Class B and Class C shares commenced on October 4, 2003. The initial public offering of Class Y commenced on November 10, 2004. The returns for Class B, Class C and Class Y shares include performance of the Fund that was achieved prior to the creation of Class B, Class C and Class Y shares (October 4, 2003 and November 10, 2004, respectively), which is the same performance for Class A shares through October 4, 2003 and November 10, 2004, respectively. The returns have been restated for sales charges and for fees applicable to Class B, Class C and Class Y shares.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management LP

Touchstone is dedicated to a sub-advisor model that offers investors access to a distinctive selection of institutional asset managers whose strategies are typically not available to the average investor. Touchstone regularly reviews each of its sub-advisors and continually monitors its funds in the best interest of shareholders. As such, Westfield Capital Management Company, sub-advisor of the Fund since its inception in 1994, was appointed the Fund's sole sub-advisor, effective Feb. 23, 2011. Previously, Westfield managed 60 percent of the Fund's assets with the remaining 40 percent managed by TCW Investment Management Company.

Performance and Market Overview

The total return of the Touchstone Mid Cap Growth Fund was 23.44% for the twelve month period ended March 31, 2011. The total return of the Russell Midcap® Growth Index was 26.60% for the same period. The Fund's underperformance for the eleven month-period that it sub-advised the Fund's assets was primarily attributable to TCW. Both stock selection and sector allocation detracted from performance.

The period began with equity market weakness with most market averages posting double-digit declines. U.S. corporate earnings growth was solid but macro concerns overwhelmed investor psychology. Fears of a double-dip recession were exacerbated by trends in the Index of Leading Economic Indicators that pointed to continued, though slower, U.S. growth for the balance of the year. Worries of the reemergence of the global financial crisis from sovereign-debt contagion impacted all financial markets with any exposure to Europe. Ongoing debate about the pace of economic growth in China, further regulation of financial markets, and the systemic risk revealed in the "flash crash" in May all represent concerns that led to the exodus of confidence in risky assets.

The market downturn was arrested as we entered the fall. Republicans gained control of the House of Representatives in the November mid-term elections and introduced Congressional balance that is often regarded as bullish for stocks. President Obama seemed to pivot off of these results and launched a pro-growth agenda that included the extension of the Bush-era tax cuts, a symbolically important trip to India with American business leaders, and a South Korea trade agreement that quelled fears of protectionism. Economic data reported in the fourth quarter gave institutional investors reason to ratchet up expectations for GDP growth from the 2.0-2.5% range to over 3%. 2011 began with optimism for the sustainability of global economic expansion and the attractiveness of financial assets in an era of accommodative monetary policy and relatively benign headline inflation. A blow to that optimism came with a surge in oil prices associated with the dramatic events in the Middle East and North Africa (MENA) and later the earthquake/tsunami and nuclear crisis in Japan prompted concern not only about the risk of lost demand from the world's third largest economy but also the potential loss of manufacturing capacity and the impact on the global supply chain. Investor sentiment has been buttressed by the market's ability to shake off negative headline news.

Portfolio Review (Westfield Capital Management)

Strength within the Energy, Financials, Information Technology, and Industrials sectors contributed to the bulk of the Fund's performance, offsetting relative weakness in the Consumer Discretionary, Health Care, and Telecommunications Services sectors.

The Energy sector contributed to relative results, driven by positive stock selection within the oil & gas equipment & services, coal & consumable fuels, and oil & gas exploration & production sub-industries. Oil & gas equipment provider National Oilwell Varco Inc. reported better-than-expected earnings across four consecutive quarters, citing most recently a particular improvement in orders and revenues in its petroleum services and supplies & distribution services segments. We believe a continued shift in operating income mix,

Management's Discussion of Fund Performance (Continued)

further improvements in the company's consumables business, and accelerating new-build rig momentum should lead to further upside in the stock. In early March, oilfield servicer Weatherford International Ltd. revealed the need to restate financial results for 2007-2010 due to misstatements in GAAP (Generally Accepted Accounting Principles) tax reporting. As this was a GAAP reporting error and not an error in actual tax payments, there was no impact on cash flow in prior time periods. While management's credibility is bruised and expectations for the GAAP tax rate will be slightly higher going forward, we think the company remains one of the best positioned service companies in international markets with projected growth well ahead of their peers. Denbury Resources Inc., which engages in the acquisition, development, operation, and exploration of oil and natural gas properties in the Gulf Coast region, preannounced fourth quarter production and reserves ahead of consensus estimates. The company's new CEO, who seems to issue more realistic guidance, is rebuilding investor confidence. We believe that following the sale of non-core assets, Denbury Resources will showcase a stronger organic production growth profile relative to the past several years when more capital was being devoted towards building the Green Pipeline (which will carry CO2 to Texas from Jackson Dome).

The Financials sector added to performance, fueled mostly by stock specific strength among consumer finance and asset management & custody banks securities. Credit card services provider Discover Financial Services continued to benefit from improving consumer credit. The company reported fiscal first quarter earnings and revenues ahead of consensus estimates and increased its quarterly dividend. We view the company's balance sheet growth as stronger than most peers, as its push into the student loan sector is gaining traction. The company's total loan portfolio increased following its acquisition of The Student Loan Corp; we expect the deal to be accretive in the current fiscal year. Financial planner, asset manager, and insurance services provider Ameriprise Financial Inc. traded higher on the year. We believe the company's push into wealth/asset management, and away from its core life insurance business, will lead to growth, mix-shift, and margin expansion.

The Information Technology sector added to relative returns, primarily from stock selection within the semiconductors and IT consulting sub-industries. Atmel Corp., a developer of logic integrated circuits and non-volatile memory, has great exposure to the touch-screen controller market. We initiated a position in the stock in July and added to the holding in August to reflect our conviction in the company's accelerated growth prospects. We sold the stock in the fourth quarter after it reached our price target. After years of corporate under-spending, management teams have been pressed to re-evaluate their tightened cost structures as economic growth picks up and profitability returns. Gartner Inc., a provider of information technology, research and consulting services, has continued to benefit from increased spending on IT consulting. The stock rose after posting fourth quarter results ahead of expectations and initial 2011 guidance. Notably, the company's retention rates and new bookings were both considerably ahead of consensus expectations. We bought communication solutions provider Alcatel-Lucent in early February to take advantage of an optical and wireless equipment up-cycle in telecommunications as the industry upgrades its networks. Alcatel-Lucent reported a better-than-expected fourth quarter with almost all of its business segments beating consensus expectations. We sold the stock after it reached our price target and research indicated a buildup in Chinese optical inventories.

The Industrials sector added to performance. AMETEK Inc., a manufacturer of electrical motors and electronic instruments and provider of aircraft repair services, reported four consecutive quarters of better-than-expected revenues and earnings. We trimmed the position as the stock neared our price target in late January. Roper Industries Inc., a manufacturer of industrial technology products, reported a strong fourth quarter to end an excellent 2010, with revenues up 23%, incremental margins of 36%, and a record backlog topping $785 million. During the report, management commented that all markets are trending favorably with no signs of order softness. Dover Corp., which owns and operates a global portfolio of manufacturing companies, also reported strong fourth quarter results, exceeding street expectations. Operating income and new orders rose substantially, and all four of the company's business segments reported double digit revenue growth and higher margins.

Management's Discussion of Fund Performance (Continued)

The Consumer Staples sector traded roughly in line with the benchmark. In early March, Green Mountain Coffee Roasters Inc. announced it would enter a strategic manufacturing, marketing and sales relationship for its K-Cups with coffee giant Starbucks Corp. With 80% of Starbucks' customers still without one of Green Mountain's Keurig brewers, and with expanded offerings including not only Starbucks coffee but also its line of Tazo teas, we expect the deal to solidify Green Mountain's long-held dominance in the single serve market.

The Consumer Discretionary sector holdings detracted from relative returns. Like all for-profit education companies, Strayer Education Inc. encountered regulatory headwinds in 2010 due to uncertainty around the Department of Education's proposed "gainful employment" laws. We purchased the stock in May on the premise that this best-in-class education company had a straightforward organic growth strategy, superior management, solid financial returns, and a quality student profile. The stock headed lower in the third quarter after the Department of Education (DOE) released loan repayment results in which the company scored below the national average. We believed the results, which were based on consolidated loan data, underestimated Strayer Education's students' actual ability to pay off their post-graduation loans. Based on calculations made using unconsolidated loan data, the company had shown that a majority of its students are capable of repayment. We added to the stock on weakness in mid-September, but sold the stock after industry peer Apollo Group commented on its quarterly call that new student starts were expected to decline over the following two quarters.

The position size in internet travel service provider priceline.com Inc. was increased early in the first quarter prior to management reporting results that demonstrated better-than-expected earnings and a surge in bookings growth. The company's model, which allows its hotel customers to receive payment more promptly, is leading to market share gains in the under-penetrated European market. Airline capacity increases should spur further increases in consumer-related travel and demand for online travel services.

Portfolio holdings within the Health Care sector detracted from relative returns. Shares of oncology therapy developer Dendreon Corp. declined after reporting lower-than-expected third quarter revenues and earnings. Revenue guidance, which management noted would be contingent on the Food and Drug Administration's (FDA) approval of additional capacity in the fourth quarter of 2011, also hurt the stock. However, in March, the FDA approved the company's New Jersey manufacturing facility, which we believe should help to expand production significantly. Also in March, the Center for Medicare and Medicaid Services announced their support of reimbursing the company's first-of-a-kind cancer vaccine Provenge for the treatment of prostate cancer. We believe the resulting revenue ramp over the next twelve months could be significant and is currently underappreciated by Wall Street. Life Technologies Corp. sold off after reporting a fourth quarter earnings beat that resulted from a lower tax rate rather than from operational performance. However, earnings visibility looks good for 2011 despite the EPS (Earnings Per Share) shortfall. Warner Chilcott Plc, which focuses on developing drugs for the gastroenterology, women's healthcare, dermatology and urology markets, benefited from the FDA's positive actions on the company's two lead drugs, Actonel (osteoporosis) and Asacol (ulcerative colitis). In late July, the company announced a proposed leveraged recapitalization and a special cash dividend. We believe guidance for 2011 issued in mid February is conservative, providing room for the company to beat on the top line, on cost reductions, and to participate in significant capital deployment.

The Telecommunication Services sector detracted from relative performance. NII Holdings Inc., which provides mobile communications for business customers in Latin America, suffered most recently as investors lost their appetite for exposure to emerging markets as civil unrest spread through the Middle East. The company reported strong fourth quarter numbers across all metrics and provided 2011 guidance that was slightly better than expected. Revenues and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) both grew substantially. We think the Latin American wireless market has room to grow, and NII's Mexico segment has continued to improve and Brazil has remained very strong. Recent acquisitions within the wireless communications industry should benefit the stock's multiple.

Management's Discussion of Fund Performance (Continued)

Current Strategy and Outlook

Stock prices ultimately follow earnings progress, and corporate profits have continued to grow. It is our expectation that the bias to the market is to the upside. Conditions for growth are evident given strength in Industrial Production, a recovery in consumer spending, a positively sloped yield curve and encouraging employment trends. Will the Fed remain accommodative? We believe it will as the pace of GDP growth is far from excessive. However, headline inflation, while currently benign, will need to be watched closely. As the cyclical expansion matures, challenges mount for stock price performance. Commodity price inflation will impact profit margins and the expansion of earnings multiples is likely limited by the specter of rising interest rates. We remain focused on high quality, conservatively capitalized companies with pricing power.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap
Growth Fund - Class A* and the Russell Mid Cap® Growth Index

*  The chart above represents performance of Class A shares only, which will vary from the performance of Class B shares, Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on October 3, 1994, the initial public offering of Class B shares and Class Y shares commenced on May 1, 2001 and February 2, 2009, respectively. The returns for Class B and Class Y shares include performance of the Fund that was achieved prior to the creation of Class B and Class Y shares (May 1, 2001 and February 2, 2009, respectively), which is the same performance for Class A shares through May 1, 2001 and February 2, 2009, respectively. The returns have been restated for sales charges and for fees applicable to Class B and Class Y shares.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2011

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

Touchstone Diversified Small Cap Growth Fund

Sector Allocation*	(% of Net Assets)
Information Technology	28.0%
Consumer Discretionary	19.1
Health Care	17.1
Industrials	13.4
Energy	7.5
Financials	7.3
Materials	5.0
Investment Funds	17.8
Other Assets/Liabilities (Net)	(15.2)
Total	100.0%

Touchstone Large Cap Growth Fund

Sector Allocation*	(% of Net Assets)
Information Technology	28.3%
Consumer Discretionary	24.2
Consumer Staples	11.2
Energy	10.3
Health Care	9.9
Industrials	9.8
Materials	2.1
Telecommunication Services	2.0
Investment Funds	5.6
Other Assets/Liabilities (Net)	(3.4)
Total	100.0%

Touchstone Growth Opportunities Fund

Sector Allocation*	(% of Net Assets)
Information Technology	31.8%
Health Care	17.1
Industrials	15.9
Energy	12.8
Consumer Discretionary	9.6
Materials	3.7
Financials	3.4
Consumer Staples	2.0
Investment Funds	9.1
Other Assets/Liabilities (Net)	(5.4)
Total	100.0%

Touchstone Mid Cap Growth Fund

Sector Allocation*	(% of Net Assets)
Information Technology	24.1%
Industrials	14.2
Consumer Discretionary	13.3
Health Care	11.2
Materials	11.2
Energy	10.9
Financials	6.9
Consumer Staples	3.8
Telecommunication Services	1.8
Investment Funds	9.1
Other Assets/Liabilities (Net)	(6.5)
Total	100.0%

*  Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Statements of Assets and Liabilities

March 31, 2011

	Touchstone Diversified Small Cap Growth Fund	Touchstone Growth Opportunities Fund	Touchstone Large Cap Growth Fund	Touchstone Mid Cap Growth Fund
Assets
Investment securities:
At cost	$33,237,664	$160,786,332	$587,278,472	$787,071,358
Affiliated securities, at market value	$570,303	$5,960,100	$18,843,499	$31,921,928
Non-affiliated securities, at market value	42,580,925	169,879,011	771,087,911	903,584,780
At market value (A)	$43,151,228	$175,839,111	$789,931,410	$935,506,708
Cash	—	—	—	10
Dividends and interest receivable	5,819	94,027	575,921	342,550
Receivable for capital shares sold	2,431	1,159,866	508,030	833,528
Receivable for securities sold	—	2,391,547	—	19,832,122
Receivable for securities lending income	1,535	833	18,447	4,725
Other assets	33,113	46,108	55,640	72,087
Total Assets	43,194,126	179,531,492	791,089,448	956,591,730
Liabilities
Overdrafts payable	—	7,973	—	—
Payable upon return of securities loaned	5,618,929	9,212,765	24,016,355	48,320,246
Payable for capital shares redeemed	20,100	27,251	1,675,150	3,345,613
Payable for securities purchased	—	3,224,720	—	24,999,206
Payable to Advisor	17,709	82,243	593,089	646,186
Payable to other affiliates	28,155	71,138	422,387	668,370
Payable to Trustees	2,179	2,179	2,179	2,179
Other accrued expenses and liabilities	34,523	52,076	181,185	298,895
Total Liabilities	5,721,595	12,680,345	26,890,345	78,280,695
Net Assets	$37,472,531	$166,851,147	$764,199,103	$878,311,035
Net assets consist of:
Paid-in capital	$46,499,369	$185,831,738	$777,182,621	$708,557,771
Accumulated net investment income	—	—	76,385	58,040
Accumulated net realized gains (losses) from security transactions	(18,940,402)	(34,033,370)	(215,712,841)	21,259,874
Net unrealized appreciation on investments	9,913,564	15,052,779	202,652,938	148,435,350
Net Assets	$37,472,531	$166,851,147	$764,199,103	$878,311,035
Pricing of Class A Shares
Net assets attributable to Class A shares	$15,686,407	$96,930,218	$291,827,032	$584,089,403
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,346,351	3,835,273	11,697,676	23,450,449
Net asset value and redemption price per share	$11.65	$25.27	$24.95	$24.91
Maximum offering price per share	$12.36	$26.81	$26.47	$26.43
Pricing of Class B Shares
Net assets attributable to Class B shares	$—	$—	$13,466,797	$23,375,586
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	564,675	1,118,887
Net asset value, offering price and redemption price per share*	$—	$—	$23.85	$20.89

Statements of Assets and Liabilities (Continued)

	Touchstone Diversified Small Cap Growth Fund	Touchstone Growth Opportunities Fund	Touchstone Large Cap Growth Fund	Touchstone Mid Cap Growth Fund
Pricing of Class C Shares
Net assets attributable to Class C shares	$2,452,271	$10,592,132	$127,172,305	$223,376,436
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	216,147	450,685	5,335,052	10,732,309
Net asset value, offering price and redemption price per share*	$11.35	$23.50	$23.84	$20.81
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$19,333,853	$2,947,466	$331,732,969	$47,469,610
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,641,749	116,130	13,169,603	1,893,583
Net asset value, offering price and redemption price per share	$11.78	$25.38	$25.19	$25.07
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$—	$56,381,331	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	2,214,179	—	—
Net asset value, offering price and redemption price per share	$—	$25.46	$—	$—
(A) Includes market value of securities on loan of:	$5,529,821	$9,057,640	$23,641,473	$47,714,298

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Operations

For the Year Ended March 31, 2011

	Touchstone Diversified Small Cap Growth Fund	Touchstone Growth Opportunities Fund	Touchstone Large Cap Growth Fund	Touchstone Mid Cap Growth Fund
Investment Income
Dividends from affiliated securities	$1,205	$8,610	$30,376	$34,022
Dividends from non-affiliated securities (A)	75,176	1,415,104	6,509,253	10,691,679
Interest income	—	—	9	22
Income from securities loaned	62,610	5,979	84,341	185,265
Total Investment Income	138,991	1,429,693	6,623,979	10,910,988
Expenses
Investment advisory fees	352,360	851,370	5,309,287	6,437,626
Distribution expenses, Class A	32,117	143,888	735,556	1,377,198
Distribution expenses, Class B	—	—	57,854	104,170
Distribution expenses, Class C	23,129	85,013	1,275,557	2,069,911
Administration fees	67,117	206,905	1,488,381	1,622,267
Transfer Agent fees, Class A	28,665	60,333	311,299	744,014
Transfer Agent fees, Class B	—	—	29,092	60,749
Transfer Agent fees, Class C	8,101	15,610	156,601	325,580
Transfer Agent fees, Class Y	10,029	1,606	443,706	42,096
Transfer Agent fees, Institutional Class	—	335	—	—
Postage and supplies	9,266	17,234	33,691	80,463
Reports to shareholders, Class A	10,274	9,394	38,279	44,123
Reports to shareholders, Class B	—	—	8,292	7,758
Reports to shareholders, Class C	9,545	7,423	22,404	29,848
Reports to shareholders, Class Y	10,410	5,960	70,110	7,045
Reports to shareholders, Institutional Class	—	5,796	—	—
Registration fees, Class A	8,608	13,129	21,708	15,849
Registration fees, Class B	—	—	15,164	6,377
Registration fees, Class C	5,031	8,576	4,542	16,549
Registration fees, Class Y	9,546	6,227	41,809	8,618
Registration fees, Institutional Class	—	12,210	—	—
Networking Fees, Class A	5,378	9,927	118,203	203,082
Networking Fees, Class B	—	—	9,412	18,206
Networking Fees, Class C	4,594	8,211	48,936	115,065
Networking Fees, Class Y	1,425	24	10,418	250
Networking Fees, Institutional Class	—	43	—	—
Professional fees	23,058	37,268	103,825	82,075
Custodian fees	3,979	10,327	75,292	133,107
Trustees' fees and expenses	10,589	9,513	10,604	10,604
Compliance fees and expenses	1,614	1,379	1,602	1,329
Other expenses	2,255	1,397	11,129	12,192
Total Expenses	637,090	1,529,098	10,452,753	13,576,151
Fees waived by the Administrator	(67,117)	(206,905)	(933,030)	(18,795)
Fees waived and/or expenses reimbursed by the Advisor	(128,748)	(204,983)	—	—
Net Expenses	441,225	1,117,210	9,519,723	13,557,356
Net Investment Income (Loss)	(302,234)	312,483	(2,895,744)	(2,646,368)
Realized and Unrealized Gains on Investments
Net realized gains from security transactions	4,216,821	23,052,227	124,890,601	159,538,973
Net change in unrealized appreciation/(depreciation) on investments	3,970,060	3,780,887	4,787,430	10,043,161
Net Realized and Unrealized Gains on Investments	8,186,881	26,833,114	129,678,031	169,582,134
Change in Net Assets Resulting from Operations	$7,884,647	$27,145,597	$126,782,287	$166,935,766
(A) Net of foreign tax withholding of:	$—	$2,371	$186,527	$11,546

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Touchstone Diversified Small Cap Growth Fund		Touchstone Growth Opportunities Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
From Operations
Net investment income (loss)	$(302,234)	$(255,756)	$312,483	$(114,116)
Net realized gains (losses) from security transactions	4,216,821	(1,130,136)	23,052,227	2,752,394
Net change in unrealized appreciation/(depreciation) on investments	3,970,060	11,606,065	3,780,887	10,376,020
Change in Net Assets Resulting from Operations	7,884,647	10,220,173	27,145,597	13,014,298
Distributions to Shareholders
From net investment income, Class A	—	—	(242,350)	—
From net investment income, Class C	—	—	(15,748)	—
From net investment income, Class Y	—	—	(14,894)	—
From net investment income, Institutional Class	—	—	(272,661)	—
Decrease in Net Assets from Distributions to Shareholders	—	—	(545,653)	—
From Capital Share Transactions
Class A
Proceeds from shares sold	3,783,539	3,255,184	13,611,156	13,402,011
Reinvested distributions	—	—	220,719	—
Proceeds from shares issued in connection with merger (A)	—	—	45,986,668	—
Payments for shares redeemed	(4,104,649)	(3,533,945)	(10,856,965)	(7,570,719)
Change in Net Assets from Class A Share Transactions	(321,110)	(278,761)	48,961,578	5,831,292
Class C
Proceeds from shares sold	20,300	67,262	1,362,141	852,852
Reinvested distributions	—	—	12,062	—
Proceeds from shares issued in connection with merger (A)	—	—	1,443,130	—
Payments for shares redeemed	(683,371)	(657,371)	(2,017,847)	(1,632,604)
Change in Net Assets from Class C Share Transactions	(663,071)	(590,109)	799,486	(779,752)
Class Y
Proceeds from shares sold	3,210,329	9,339,912	889,888	2,269,092
Reinvested distributions	—	—	7,659	—
Payments for shares redeemed	(8,778,069)	(2,680,336)	(604,582)	(156,133)
Change in Net Assets from Class Y Share Transactions	(5,567,740)	6,659,576	292,965	2,112,959
Institutional Class
Proceeds from shares sold	—	—	34,236,952	20,899,516
Reinvested distributions	—	—	252,307	—
Payments for shares redeemed	—	—	(8,589,836)	(1,021,376)
Change in Net Assets from Institutional Class Share Transactions	—	—	25,899,423	19,878,140
Total Change in Net Assets	1,332,726	16,010,879	102,553,396	40,056,937
Net Assets
Beginning of year	36,139,805	20,128,926	64,297,751	24,240,814
End of year	$37,472,531	$36,139,805	$166,851,147	$64,297,751
Accumulated Net Investment Income	$—	$1	$—	$—

(A)  See footnote 8 in the notes to financial statements.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Large Cap Growth Fund		Touchstone Mid Cap Growth Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
From Operations
Net investment loss	$(2,895,744)	$(3,026,486)	$(2,646,368)	$(2,844,618)
Net realized gains from security transactions	124,890,601	28,192,534	159,538,973	27,987,013
Net change in unrealized appreciation/(depreciation) on investments	4,787,430	259,377,852	10,043,161	296,748,610
Change in Net Assets Resulting from Operations	126,782,287	284,543,900	166,935,766	321,891,005
Distributions to Shareholders
From net investment income, Class A	—	(695,550)	—	—
From net investment income, Class Y	—	(1,490,529)	—	—
Tax return of capital, Class A	—	(280,368)	—	—
Tax return of capital, Class Y	—	(220,290)	—	—
Decrease in Net Assets from Distributions to Shareholders	—	(2,686,737)	—	—
From Capital Share Transactions
Class A
Proceeds from shares sold	37,525,420	54,719,163	101,107,970	164,390,215
Reinvested distributions	—	798,447	—	—
Payments for shares redeemed	(132,218,091)	(276,344,671)	(214,719,417)	(200,190,917)
Change in Net Assets from Class A Share Transactions	(94,692,671)	(220,827,061)	(113,611,447)	(35,800,702)
Class B
Proceeds from shares sold	11,132	14,099	87,874	197,220
Payments for shares redeemed	(3,810,505)	(4,424,854)	(14,031,080)	(11,269,321)
Change in Net Assets from Class B Share Transactions	(3,799,373)	(4,410,755)	(13,943,206)	(11,072,101)
Class C
Proceeds from shares sold	6,672,654	11,544,805	12,270,665	15,963,017
Payments for shares redeemed	(43,406,395)	(56,669,909)	(49,103,632)	(39,571,605)
Change in Net Assets from Class C Share Transactions	(36,733,741)	(45,125,104)	(36,832,967)	(23,608,588)
Class Y
Proceeds from shares sold	68,406,858	131,293,090	27,508,300	34,029,321
Reinvested distributions	—	1,653,838	—	—
Payments for shares redeemed	(140,151,719)	(77,058,051)	(12,625,487)	(10,620,896)
Change in Net Assets from Class Y Share Transactions	(71,744,861)	55,888,877	14,882,813	23,408,425
Total Change in Net Assets	(80,188,359)	67,383,120	17,430,959	274,818,039
Net Assets
Beginning of year	844,387,462	777,004,342	860,880,076	586,062,037
End of year	$764,199,103	$844,387,462	$878,311,035	$860,880,076
Accumulated Net Investment Income (Loss)	$76,385	$(1)	$58,040	$596

See accompanying notes to financial statements.

Financial Highlights

Touchstone Diversified Small Cap Growth Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,				Period Ended March 31,
	2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$9.09	$6.27	$9.80	$11.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.08)	(0.02)	0.50	(0.07)
Net realized and unrealized gains (losses) on investments	2.65	2.90	(3.51)	(1.15)	1.71
Total from investment operations	2.56	2.82	(3.53)	(0.65)	1.64
Less distributions:
Distributions from net realized gains	—	—	—	(1.19)	—
Net asset value at end of period	$11.65	$9.09	$6.27	$9.80	$11.64
Total return (B)	28.16%	44.98%	(36.02%)	(7.28%)	16.40	% (C)
Net assets at end of period (000's)	$15,686	$12,708	$9,054	$22,955	$5,846
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40	% (D)
Ratio of gross expenses to average net assets	2.06%	2.24%	2.25%	2.03%	2.72	% (D)
Ratio of net investment income (loss) to average net assets	(0.99%)	(0.99%)	(0.22%)	0.33%	(1.15	%) (D)
Portfolio turnover rate	63%	76%	113%	99%	86	% (C)

Touchstone Diversified Small Cap Growth Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,			Period Ended March 31,
	2011	2010	2009	2008 (E)
Net asset value at beginning of period	$8.91	$6.20	$9.75	$12.44
Income (loss) from investment operations:
Net investment loss	(0.19)	(0.15)	(0.08)	(0.22)
Net realized and unrealized gains (losses) on investments	2.63	2.86	(3.47)	(1.28)
Total from investment operations	2.44	2.71	(3.55)	(1.50)
Less distributions:
Distributions from net realized gains	—	—	—	(1.19)
Net asset value at end of period	$11.35	$8.91	$6.20	$9.75
Total return (B)	27.38%	43.71%	(36.41%)	(13.66	%) (C)
Net assets at end of period (000's)	$2,452	$2,576	$2,267	$4,228
Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	0.84	% (D)
Ratio of gross expenses to average net assets	3.58%	3.32%	3.54%	1.35	% (D)
Ratio of net investment loss to average net assets	(1.74%)	(1.74%)	(0.98%)	(17.70	%) (D)
Portfolio turnover rate	63%	76%	113%	99	% (C)

(A)  Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E)  Represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Diversified Small Cap Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended March 31,	Period Ended March 31,
2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$9.16	$6.30	$9.84	$11.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	0.00	(B)	0.04	(0.05)
Net realized and unrealized gains (losses) on investments	2.70	2.91	(3.54)	(0.67)	1.71
Total from investment operations	2.62	2.86	(3.54)	(0.63)	1.66
Less distributions:
Distributions from net realized gains	—	—	—	(1.19)	—
Net asset value at end of period	$11.78	$9.16	$6.30	$9.84	$11.66
Total return	28.60%	45.40%	(35.98%)	(7.09%)	16.60	% (C)
Net assets at end of period (000's)	$19,334	$20,856	$8,808	$14,509	$6,128
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15	% (D)
Ratio of gross expenses to average net assets	1.58%	1.66%	1.67%	1.81%	2.22	% (D)
Ratio of net investment income (loss) to average net assets	(0.73%)	(0.74%)	0.02%	(0.52%)	(0.90	%) (D)
Portfolio turnover rate	63%	76%	113%	99%	86	% (C)

(A)  Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)  Amount rounds to less than $0.005 per share.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$20.88	$14.41	$21.68	$20.75	$21.57
Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.03)	(0.15)	(0.24)	(0.35)
Net realized and unrealized gains (losses) on investments	4.44	6.50	(7.12)	1.17	(0.47)
Total from investment operations	4.51	6.47	(7.27)	0.93	(0.82)
Less distributions:
Dividends from net investment income	(0.12)	—	—	—	—
Total distributions	(0.12)	—	—	—	—
Net asset value at end of period	$25.27	$20.88	$14.41	$21.68	$20.75
Total return (A)	21.71%	44.90%	(33.53%)	4.48%	(3.80%)
Net assets at end of period (000's)	$96,930	$32,182	$17,973	$26,349	$35,723
Ratio of net expenses to average net assets	1.16%	1.24%	1.51%	1.55%	1.79%
Ratio of gross expenses to average net assets	1.50%	1.85%	2.04%	1.91%	1.84%
Ratio of net investment income (loss) to average net assets	0.10%	(0.22%)	(0.70%)	(0.89%)	(1.12%)
Portfolio turnover rate	130%	100%	60%	82%	161%

Touchstone Growth Opportunities Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$19.49	$13.55	$20.42	$19.63	$20.60
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.17)	(0.29)	(0.35)	(0.54)
Net realized and unrealized gains (losses) on investments	4.12	6.11	(6.58)	1.14	(0.43)
Total from investment operations	4.05	5.94	(6.87)	0.79	(0.97)
Less distributions:
Dividends from net investment income	(0.04)	—	—	—	—
Total distributions	(0.04)	—	—	—	—
Net asset value at end of period	$23.50	$19.49	$13.55	$20.42	$19.63
Total return (A)	20.82%	43.84%	(33.64%)	4.02%	(4.71%)
Net assets at end of period (000's)	$10,592	$8,085	$6,262	$11,115	$11,957
Ratio of net expenses to average net assets	1.93%	1.99%	2.27%	2.30%	2.71%
Ratio of gross expenses to average net assets	2.58%	2.63%	2.82%	2.71%	2.75%
Ratio of net investment loss to average net assets	(0.43%)	(0.96%)	(1.46%)	(1.60%)	(2.00%)
Portfolio turnover rate	130%	100%	60%	82%	161%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,			Period Ended March 31,
	2011	2010		2009 (A)
Net asset value at beginning of period	$20.94	$14.41		$14.37
Income (loss) from investment operations:
Net investment income (loss)	0.14	(0.00	) (B)	(0.00	) (B)
Net realized and unrealized gains on investments	4.45	6.53		0.04
Total from investment operations	4.59	6.53		0.04
Less distributions:
Dividends from net investment income	(0.15)	—		—
Total distributions	(0.15)	—		—
Net asset value at end of period	$25.38	$20.94		$14.41
Total return	22.06%	45.32%		0.28	% (C)
Net assets at end of period (000's)	$2,947	$2,223		$3
Ratio of net expenses to average net assets	0.93%	0.98%		0.97	% (D)
Ratio of gross expenses to average net assets	1.73%	3.73%		1.82	% (D)
Ratio of net investment income (loss) to average net assets	0.63%	(0.04%)		0.21	% (D)
Portfolio turnover rate	130%	100%		60	% (C)

Touchstone Growth Opportunities Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,		Period Ended March 31,
	2011	2010	2009 (A)
Net asset value at beginning of period	$20.98	$14.42	$14.37
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.01	(0.00	) (B)
Net realized and unrealized gains on investments	4.48	6.55	0.05
Total from investment operations	4.64	6.56	0.05
Less distributions:
Dividends from net investment income	(0.16)	—	—
Total distributions	(0.16)	—	—
Net asset value at end of period	$25.46	$20.98	$14.42
Total return	22.25%	45.49%	0.35	% (C)
Net assets at end of period (000's)	$56,381	$21,807	$3
Ratio of net expenses to average net assets	0.75%	0.84%	0.82	% (D)
Ratio of gross expenses to average net assets	1.15%	1.49%	1.82	% (D)
Ratio of net investment income (loss) to average net assets	0.78%	0.15%	0.36	% (D)
Portfolio turnover rate	130%	100%	60	% (C)

(A)  Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)  Amount rounds to less than $0.005.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Large Cap Growth Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$20.74	$14.73	$24.45	$22.06	$23.26
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.02)	0.09	0.02	(0.04)
Net realized and unrealized gains (losses) on investments	4.30	6.08	(9.80)	2.37	(1.16)
Total from investment operations	4.21	6.06	(9.71)	2.39	(1.20)
Less distributions:
Dividends from net investment income	—	(0.04)	(0.01)	—	—
Tax return of capital	—	(0.01)	—	—	—
Total distributions	—	(0.05)	(0.01)	—	—
Net asset value at end of period	$24.95	$20.74	$14.73	$24.45	$22.06
Total return (A)	20.30%	41.15%	(39.71%)	10.83%	(5.16%)
Net assets at end of period (000's)	$291,827	$334,465	$418,808	$719,488	$656,582
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.16%
Ratio of gross expenses to average net assets	1.36%	1.37%	1.33%	1.33%	1.24%
Ratio of net investment income (loss) to average net assets	(0.36%)	(0.29%)	0.41%	0.06%	(0.16%)
Portfolio turnover	76%	83%	126%	72%	115%

Touchstone Large Cap Growth Fund — Class B

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$19.93	$14.22	$23.68	$21.46	$22.83
Income (loss) from investment operations:
Net investment loss	(0.20)	(0.44)	(0.08)	(0.15)	(0.21)
Net realized and unrealized gains (losses) on investments	4.12	6.15	(9.38)	2.37	(1.16)
Total from investment operations	3.92	5.71	(9.46)	2.22	(1.37)
Net asset value at end of period	$23.85	$19.93	$14.22	$23.68	$21.46
Total return (A)	19.67%	40.15%	(39.95%)	10.34%	(6.00%)
Net assets at end of period (000's)	$13,467	$14,897	$14,186	$29,829	$26,669
Ratio of net expenses to average net assets	1.74%	2.00%	2.00%	2.00%	2.02%
Ratio of gross expenses to average net assets	1.83%	2.29%	2.20%	2.18%	2.10%
Ratio of net investment loss to average net assets	(0.85%)	(1.05%)	(0.35%)	(0.65%)	(0.98%)
Portfolio turnover rate	76%	83%	126%	72%	115%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Large Cap Growth Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$19.97	$14.25	$23.74	$21.52	$22.88
Income (loss) from investment operations:
Net investment loss	(0.27)	(0.22)	(0.07)	(0.14)	(0.20)
Net realized and unrealized gains (losses) on investments	4.14	5.94	(9.42)	2.36	(1.16)
Total from investment operations	3.87	5.72	(9.49)	2.22	(1.36)
Net asset value at end of period	$23.84	$19.97	$14.25	$23.74	$21.52
Total return (A)	19.38%	40.14%	(39.97%)	10.32%	(5.94%)
Net assets at end of period (000's)	$127,172	$142,179	$137,641	$236,582	$190,261
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%	2.00%	1.95%
Ratio of gross expenses to average net assets	2.13%	2.16%	2.11%	2.09%	2.01%
Ratio of net investment loss to average net assets	(1.11%)	(1.05%)	(0.33%)	(0.66%)	(0.92%)
Portfolio turnover rate	76%	83%	126%	72%	115%

Touchstone Large Cap Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$20.89	$14.84	$24.64	$22.19	$23.33
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	0.10	0.05	0.06
Net realized and unrealized gains (losses) on investments	4.32	6.17	(9.85)	2.40	(1.20)
Total from investment operations	4.30	6.16	(9.75)	2.45	(1.14)
Less distributions:
Dividends from net investment income	—	(0.10)	(0.05)	—	—
Tax return of capital	—	(0.01)	—	—	—
Total distributions	—	(0.11)	(0.05)	—	—
Net asset value at end of period	$25.19	$20.89	$14.84	$24.64	$22.19
Total return	20.58%	41.53%	(39.58%)	11.04%	(4.89%)
Net assets at end of period (000's)	$331,733	$352,847	$206,369	$31,679	$40,044
Ratio of net expenses to average net assets	0.99%	0.99%	0.97%	1.00%	0.90%
Ratio of gross expenses to average net assets	1.13%	1.06%	1.06%	1.04%	0.95%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.06%)	0.95%	0.21%	0.13%
Portfolio turnover	76%	83%	126%	72%	115%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$20.18	$12.95	$21.16	$24.17	$24.02
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.03)	(0.01)	(0.12)	(0.14)
Net realized and unrealized gains (losses) on investments	4.76	7.26	(7.96)	0.01	2.20
Total from investment operations	4.73	7.23	(7.97)	(0.11)	2.06
Distributions from net realized gains	—	—	(0.24)	(2.90)	(1.91)
Net asset value at end of period	$24.91	$20.18	$12.95	$21.16	$24.17
Total return (A)	23.44%	55.83%	(37.67%)	(1.53%)	8.84%
Net assets at end of period (000's)	$584,089	$583,543	$397,756	$649,891	$713,666
Ratio of net expenses to average net assets	1.47%	1.50%	1.50%	1.47%	1.50%
Ratio of gross expenses to average net assets	1.47%	1.51%	1.53%	1.47%	1.53%
Ratio of net investment loss to average net assets	(0.13%)	(0.15%)	(0.07%)	(0.53%)	(0.66%)
Portfolio turnover	99%	62%	71%	64%	58%

Touchstone Mid Cap Growth Fund — Class B

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$16.98	$10.98	$18.13	$21.25	$21.49
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.16)	(0.15)	(0.28)	(0.30)
Net realized and unrealized gains (losses) on investments	4.01	6.16	(6.76)	0.06	1.97
Total from investment operations	3.91	6.00	(6.91)	(0.22)	1.67
Distributions from net realized gains	—	—	(0.24)	(2.90)	(1.91)
Net asset value at end of period	$20.89	$16.98	$10.98	$18.13	$21.25
Total return (A)	23.03%	54.64%	(38.12%)	(2.29%)	8.04%
Net assets at end of period (000's)	$23,376	$32,762	$29,521	$61,977	$74,935
Ratio of net expenses to average net assets	1.77%	2.25%	2.25%	2.25%	2.25%
Ratio of gross expenses to average net assets	1.82%	2.38%	2.34%	2.27%	2.29%
Ratio of net investment loss to average net assets	(0.43%)	(0.90%)	(0.85%)	(1.31%)	(1.42%)
Portfolio turnover rate	99%	62%	71%	64%	58%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$17.00	$10.99	$18.15	$21.27	$21.51
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.14)	(0.14)	(0.27)	(0.28)
Net realized and unrealized gains (losses) on investments	3.98	6.15	(6.78)	0.05	1.95
Total from investment operations	3.81	6.01	(6.92)	(0.22)	1.67
Distributions from net realized gains	—	—	(0.24)	(2.90)	(1.91)
Net asset value at end of period	$20.81	$17.00	$10.99	$18.15	$21.27
Total return (A)	22.41%	54.69%	(38.14%)	(2.28%)	8.04%
Net assets at end of period (000's)	$223,376	$218,413	$158,782	$302,422	$345,997
Ratio of net expenses to average net assets	2.24%	2.25%	2.25%	2.24%	2.25%
Ratio of gross expenses to average net assets	2.27%	2.31%	2.31%	2.24%	2.29%
Ratio of net investment loss to average net assets	(0.90%)	(0.90%)	(0.84%)	(1.30%)	(1.41%)
Portfolio turnover	99%	62%	71%	64%	58%

Touchstone Mid Cap Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,		Period Ended March 31,
	2011	2010	2009 (B)
Net asset value at beginning of period	$20.27	$12.96	$13.20
Income (loss) from investment operations:
Net investment income	0.01	0.01	0.02
Net realized and unrealized gains (losses) on investments	4.79	7.30	(0.26)
Total from investment operations	4.80	7.31	(0.24)
Net asset value at end of period	$25.07	$20.27	$12.96
Total return	23.68%	56.40%	(1.82	%) (C)
Net assets at end of period (000's)	$47,470	$26,162	$3
Ratio of net expenses to average net assets	1.24%	1.25%	1.25	% (D)
Ratio of gross expenses to average net assets	1.24%	1.26%	1.63	% (D)
Ratio of net investment income to average net assets	0.05%	0.14%	1.11	% (D)
Portfolio turnover	99%	62%	71	% (C)

(A)  Total returns shown exclude the effect of applicable sales loads.

(B)  Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

March 31, 2011

1. Organization

The Touchstone Diversified Small Cap Growth Fund ("Diversified Small Cap Growth Fund"), Touchstone Growth Opportunities Fund ("Growth Opportunities Fund"), Touchstone Large Cap Growth Fund ("Large Cap Growth Fund"), and Touchstone Mid Cap Growth Fund ("Mid Cap Growth Fund"), (individually, a "Fund", and collectively, the "Funds") are each a series of Touchstone Strategic Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Diversified Small Cap Growth Fund and the Mid Cap Growth Fund are each registered as a diversified portfolio of the Trust. The Growth Opportunities Fund and the Large Cap Growth Fund are each registered as a non-diversified portfolio of the Trust.

The Funds are registered to offer certain of the following Classes of shares: Class A shares, Class B shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

The Funds' prospectuses provide a description of each Fund's investment objectives, policies, and strategies along with information on the Classes of shares currently being offered as outlined below:

	Class A (1)	Class B (2)	Class C (3)	Class Y (4)	Institutional Class (5)
Diversified Small Cap Growth Fund	X		X	X

Growth Opportunities Fund	X		X	X	X

Large Cap Growth Fund	X	X	X	X

Mid Cap Growth Fund	X	X	X	X

(1)  Currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25% of average daily net assets.

(2)  Sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets; closed to new investors effective February 1, 2009.

(3)  Sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets.

(4)  Sold without a distribution fee or sales charge, but offered only through selected dealers.

(5)  Sold without a distribution fee or sales charge, and subject to a higher minimum initial investment.

Each Class A, Class B, Class C, Class Y, and Institutional Class share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A, Class Y, and Institutional Class shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Pursuant to an Agreement and Plan of Reorganization dated July 15, 2010, between the Growth Opportunities Fund and the Large Cap Core Equity Fund, the Growth Opportunities Fund acquired all of the assets and liabilities of the Large Cap Core Equity Fund and the Large Cap Core Equity Fund was terminated as a series of the Trust on October 22, 2010.

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of March 31, 2011, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration. The Funds did not hold any Level 3 categorized securities during the year ended or as of March 31, 2011.

During the year ended March 31, 2011, there were no significant transfers between Levels 1 and 2.

The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 1. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Advisor or Sub-Advisor of

Notes to Financial Statements (Continued)

a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' Administrator or Sub-Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided. These securities are categorized in Level 2.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) fair value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds' custodian into an approved investment vehicle. As of March 31, 2011, the following Funds loaned securities and received collateral as follows:

Fund	Fair Value of Securities Loaned	Value of Collateral Received
Diversified Small Cap Growth Fund	$5,529,821	$5,618,929
Growth Opportunities Fund	$9,057,640	$9,212,765
Large Cap Growth Fund	$23,641,473	$24,016,355
Mid Cap Growth Fund	$47,714,298	$48,320,246

All collateral received as cash is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loaned securities are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Notes to Financial Statements (Continued)

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B, Class C, Class Y and Institutional Class shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class B shares of the Funds are subject to a contingent deferred sales load of 5.00% in the event of a shareholder redemption within a one-year period of purchase. The contingent deferred sales load will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load. Class C shares of the Funds are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund declares and distributes net investment income, if any, annually as a dividend to shareholders. Any realized capital gains, net of applicable capital loss carryforwards, on sales of securities for each Fund are distributed to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2011:

	Diversified Small Cap Growth Fund	Growth Opportunities Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Purchases of investment securities	$21,256,331	$197,444,921	$569,010,596	$801,275,223
Proceeds from sales and maturities	$27,777,658	$132,983,809	$788,651,019	$965,774,671

Notes to Financial Statements (Continued)

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan") the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company ("Western-Southern").

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Diversified Small Cap Growth Fund	1.05%

Growth Opportunities Fund*	0.75% on the first $500 million 0.70% on the next $500 million 0.65% of such assets in excess of $1 billion

Large Cap Growth Fund	0.75% on the first $200 million 0.70% on the next $800 million 0.65% of such assets in excess of $1 billion

Mid Cap Growth Fund**	0.75% on the first $500 million 0.70% on the next $500 million 0.65% of such assets in excess of $1 billion

*  Prior to March 1, 2011, the fee for Growth Opportunities Fund was 0.83% on the first $500 million, 0.80% on the next $500 million, and 0.75% of such assets in excess of $1 billion.

**  Prior to March 1, 2011, the fee for Mid Cap Growth Fund was 0.80%.

The Advisor has entered into investment sub-advisory agreements with the following parties:

Fort Washington Investment Advisors, Inc.*

Diversified Small Cap Growth Fund

Navellier & Associates, Inc.

Large Cap Growth Fund

Westfield Capital Management Company, L.P.

Growth Opportunities Fund

Mid Cap Growth Fund**

*  Affiliate of the Advisor

**  Effective February 23, 2011, TCW Investment Management Company was removed as sub-advisor of the Mid Cap Growth Fund.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage

Notes to Financial Statements (Continued)

of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows:

	Class A	Class B	Class C	Class Y	Institutional Class
Diversified Small Cap Growth Fund	1.40%	—	2.15%	1.15%	—
Growth Opportunities Fund*	1.15%	—	1.90%	0.90%	0.75%
Large Cap Growth Fund	1.25%	2.00%	2.00%	0.99%	—
Mid Cap Growth Fund**	1.43%	2.18%	2.18%	1.18%	—

*  Prior to July 28, 2010, the expense limitations for Class A, Class C, Class Y, and Institutional Class shares of Growth Opportunities Fund were 1.24%, 1.99%, 0.99%, and 0.84%, respectively.

**  Prior to March 1, 2011, the expense limitations for Class A, Class B, Class C, and Class Y shares of Mid Cap Growth Fund were 1.50%, 2.25%, 2.25%, and 1.25%, respectively.

These fee waivers and expense limitations will remain in effect until at least July 28, 2011 except for the Large Cap Growth Fund which will remain in effect until July 28, 2012 and the Mid Cap Growth Fund which will remain in effect until March 1, 2012.

During the year ended March 31, 2011, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed
Diversified Small Cap Growth Fund	$73,502	$67,117	$55,246
Growth Opportunities Fund	$—	$206,905	$204,983
Large Cap Growth Fund	$—	$933,030	$—
Mid Cap Growth Fund	$—	$18,795	$—

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

Notes to Financial Statements (Continued)

For the year ended March 31, 2011, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statement of Operations:

Amount
Diversified Small Cap Growth Fund	$14,656
Growth Opportunities Fund	$12,589
Large Cap Growth Fund	$599,014
Mid Cap Growth Fund	$512,528

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds during the year ended March 31, 2011:

Amount
Diversified Small Cap Growth Fund	$1,268
Growth Opportunities Fund	$10,310
Large Cap Growth Fund	$42,651
Mid Cap Growth Fund	$45,489

In addition, the Underwriter collected contingent deferred sales charges on the redemption of Class C shares of the following Funds during the year ended March 31, 2011:

Amount
Diversified Small Cap Growth Fund	$—
Growth Opportunities Fund	$102
Large Cap Growth Fund	$23,651
Mid Cap Growth Fund	$20,623

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission.

Notes to Financial Statements (Continued)

To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended March 31, 2011, is as follows:

	Share Activity
	Balance 03/31/10	Purchases	Sales	Balance 03/31/11	Dividends	Value 03/31/11
Diversified Small Cap Growth Fund	552,905	8,673,261	(8,655,863)	570,303	$1,205	$570,303
Growth Opportunities Fund	3,037,764	83,446,215	(80,523,879)	5,960,100	$8,610	$5,960,100
Large Cap Growth Fund	10,189,005	434,647,394	(425,992,900)	18,843,499	$30,376	$18,843,499
Mid Cap Growth Fund	167,739	386,748,997	(354,994,808)	31,921,928	$34,022	$31,921,928

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Diversified Small Cap Growth Fund		Growth Opportunities Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
Class A
Shares issued	378,384	401,883	623,347	698,951
Shares reinvested	—	—	10,304	—
Shares issued in connection with merger (A)	—	—	2,139,892	—
Shares redeemed	(430,679)	(447,487)	(479,910)	(404,810)
Change in shares outstanding	(52,295)	(45,604)	2,293,633	294,141
Shares outstanding, beginning of period	1,398,646	1,444,250	1,541,640	1,247,499
Shares outstanding, end of period	1,346,351	1,398,646	3,835,273	1,541,640
Class C
Shares issued	2,077	8,851	63,300	49,028
Shares reinvested	—	—	604	—
Shares issued in connection with merger (A)	—	—	71,974	—
Shares redeemed	(74,947)	(85,721)	(100,133)	(96,167)
Change in shares outstanding	(72,870)	(76,870)	35,745	(47,139)
Shares outstanding, beginning of period	289,017	365,887	414,940	462,079
Shares outstanding, end of period	216,147	289,017	450,685	414,940
Class Y
Shares issued	321,331	1,219,487	38,582	113,986
Shares reinvested	—	—	356	—
Shares redeemed	(956,921)	(339,541)	(28,974)	(7,994)
Change in shares outstanding	(635,590)	879,946	9,964	105,992
Shares outstanding, beginning of period	2,277,339	1,397,393	106,166	174
Shares outstanding, end of period	1,641,749	2,277,339	116,130	106,166

Notes to Financial Statements (Continued)

	Diversified Small Cap Growth Fund		Growth Opportunities Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
Institutional Class
Shares issued	—	—	1,534,668	1,104,600
Shares reinvested	—	—	11,714	—
Shares redeemed	—	—	(371,672)	(65,305)
Change in shares outstanding	—	—	1,174,710	1,039,295
Shares outstanding, beginning of period	—	—	1,039,469	174
Shares outstanding, end of period	—	—	2,214,179	1,039,469
	Large Cap Growth Fund		Mid Cap Growth Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
Class A
Shares issued	1,717,578	3,067,281	4,762,956	9,450,111
Shares reinvested	—	39,843	—	—
Shares redeemed	(6,145,961)	(15,414,647)	(10,222,948)	(11,246,950)
Change in shares outstanding	(4,428,383)	(12,307,523)	(5,459,992)	(1,796,839)
Shares outstanding, beginning of period	16,126,059	28,433,582	28,910,441	30,707,280
Shares outstanding, end of period	11,697,676	16,126,059	23,450,449	28,910,441
Class B
Shares issued	497	787	3,047	11,658
Shares reinvested	—	—	—	—
Shares redeemed	(183,395)	(250,663)	(813,490)	(770,301)
Change in shares outstanding	(182,898)	(249,876)	(810,443)	(758,643)
Shares outstanding, beginning of period	747,573	997,449	1,929,330	2,687,973
Shares outstanding, end of period	564,675	747,573	1,118,887	1,929,330
Class C
Shares issued	307,981	667,999	691,203	1,099,323
Shares reinvested	—	—	—	—
Shares redeemed	(2,093,465)	(3,205,389)	(2,807,974)	(2,694,366)
Change in shares outstanding	(1,785,484)	(2,537,390)	(2,116,771)	(1,595,043)
Shares outstanding, beginning of period	7,120,536	9,657,926	12,849,080	14,444,123
Shares outstanding, end of period	5,335,052	7,120,536	10,732,309	12,849,080
Class Y
Shares issued	2,946,985	6,986,425	1,211,907	1,818,788
Shares reinvested	—	81,995	—	—
Shares redeemed	(6,670,020)	(4,083,242)	(608,943)	(528,358)
Change in shares outstanding	(3,723,035)	2,985,178	602,964	1,290,430
Shares outstanding, beginning of period	16,892,638	13,907,460	1,290,619	189
Shares outstanding, end of period	13,169,603	16,892,638	1,893,583	1,290,619

(A)  See footnote 8 in the notes to financial statements.

Notes to Financial Statements (Continued)

6. Federal Tax Information

Federal income tax — It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2011 and 2010 was as follows:

	Diversified Small Cap Growth Fund		Growth Opportunities Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
From ordinary income	$—	$—	$545,653	$—
	Large Cap Growth Fund		Mid Cap Growth Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010
From ordinary income	$—	$2,186,079	$—	$—
From tax return of capital	—	500,658	—	—
	$—	$2,686,737	$—	$—

The following information is computed on a tax basis for each item as of March 31, 2011:

	Diversified Small Cap Growth Fund	Growth Opportunities Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Tax cost of portfolio investments	$33,982,216	$161,087,076	$589,322,680	$793,762,392
Gross unrealized appreciation	9,903,564	16,939,602	200,905,813	150,050,701
Gross unrealized depreciation	(734,552)	(2,187,567)	(297,083)	(8,306,385)
Net unrealized appreciation (depreciation)	9,169,012	14,752,035	200,608,730	141,744,316
Accumulated capital and other losses	(18,195,850)	(33,732,626)	(213,592,248)	—
Undistributed capital gains	—	—	—	28,008,948
Accumulated earnings (deficit)	$(9,026,838)	$(18,980,591)	$(12,983,518)	$169,753,264

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

As of March 31, 2011, the Funds had the following capital loss carryforwards for federal income tax purposes.

Fund	Amount	Expires March 31,
Diversified Small Cap Growth Fund	$8,636,383	2014
	3,627,106	2017
	5,932,361	2018
	$18,195,850

Notes to Financial Statements (Continued)

Fund	Amount		Expires March 31,
Growth Opportunities Fund	$17,098,132		2012
	1,976,702		2013
	1,053,666	*	2016
	12,174,612	*	2017
	1,429,514	*	2018
	$33,732,626
Large Cap Growth Fund	$213,592,248		2018

*  Amount may be limited by current income tax regulations

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended March 31, 2011, the following Funds utilized capital loss carryforwards:

Fund	Amount
Diversified Small Cap Growth Fund	$2,800,060
Growth Opportunities Fund	20,668,056
Large Cap Growth Fund	124,487,125
Mid Cap Growth Fund	131,553,464

The Growth Opportunities Fund had $1,219,724 of capital losses expired unutilized during the year ended March 31, 2011.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of net investment loss, REIT distributions, partnership investments, expiration of prior year capital loss carryovers, nontaxable distributions from underlying investments and carryovers of temporary differences due to mergers have been made to the following Funds for the year ended March 31, 2011:

	Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Diversified Small Cap Growth Fund	$(302,233)	$302,233	$—
Growth Opportunities Fund	$11,678,569	$233,170	$(11,911,739)
Large Cap Growth Fund	$(3,026,802)	$2,972,130	$54,672
Mid Cap Growth Fund	$(2,938,135)	$2,703,812	$234,323

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2008 through 2011) and have concluded that no provision for income tax is required in their financial statements.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that

Notes to Financial Statements (Continued)

post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the "Federal Taxes" section of the financial statement notes for the fiscal year ending March 31, 2012.

7. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Fund Mergers

On October 8, 2010, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of assets and liabilities of the Large Cap Core Equity Fund to the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund and the subsequent liquidation of the Large Cap Core Equity Fund. The Agreement and Plan of Reorganization was approved and the merger took place on October 22, 2010.

The merger was approved as follows:

	Number of Votes
	For	Against	Abstain
Large Cap Core Equity Fund	3,045,776	22,222	699,621

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation (depreciation) and realized gain (loss) immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	Large Cap Core Equity Fund	Growth Opportunities Fund	Growth Opportunities Fund
Shares	5,507,436	4,221,102	6,432,968
Net Assets	$47,429,798	$90,373,406	$137,803,204
Net Asset Value	$8.61	$21.41	$21.42
Unrealized Appreciation (Depreciation)	$5,752,014	$8,993,620	$14,745,634
Accumulated Net Realized Gain (Loss)	$(19,856)	$133,833	$113,977

9. Subsequent Events

During a meeting of the Board of Trustees held November 18, 2010, the Trustees unanimously approved (subject to shareholder approval) a reorganization providing for the transfer of all assets and liabilities of the Touchstone Healthcare and Biotechnology Fund, a series of Touchstone Funds Group Trust, to the Touchstone Large Cap Growth Fund in exchange for shares of the Touchstone Large Cap Growth Fund and the subsequent liquidation of the Touchstone Healthcare and Biotechnology Fund. The merger took place on May 9, 2011.

There were no other subsequent events that necessitated recognition or disclosures.

Portfolio of Investments
Touchstone Diversified Small Cap Growth Fund – March 31, 2011

Common Stocks — 97.4%	Shares	Market Value
Information Technology — 28.0%
Ariba, Inc.*	17,340	$591,988
Avnet, Inc.*	11,701	398,887
Cavium Networks, Inc.*	13,587	610,464
comScore, Inc.*	20,204	596,220
Finisar Corp.* †	18,931	465,703
j2 Global Communications, Inc.*	11,140	328,741
MAXIMUS, Inc.	5,416	439,617
Mellanox Technologies Ltd.*	9,955	251,165
MICROS Systems, Inc.*	6,143	303,648
Microsemi Corp.*	21,842	452,348
Multi-Fineline Electronix, Inc.*	11,106	313,411
Netscout Systems, Inc.*	15,874	433,678
Oclaro, Inc.* †	30,294	348,684
Oplink Communications, Inc.*	14,011	273,074
Parametric Technology Corp.*	12,050	271,004
Polycom, Inc.*	6,735	349,210
Progress Software Corp.*	12,172	354,083
RF Micro Devices, Inc.*	56,905	364,761
Riverbed Technology, Inc.*	16,508	621,526
Skyworks Solutions, Inc.*	19,467	631,120
Taleo Corp. - Class A*	11,621	414,289
Veeco Instruments, Inc.* †	5,440	276,570
VeriFone Holdings, Inc.*	12,735	699,788
Virtusa Corp.*	17,831	333,975
VistaPrint NV*	6,970	361,743
		10,485,697
Consumer Discretionary — 19.1%
99 Cents Only Stores*	11,558	226,537
American Public Education, Inc.*	9,498	384,194
Big Lots, Inc.*	12,314	534,797
Capella Education Co.*	5,662	281,911
Cato Corp. (The) - Class A	14,938	365,981
Chico's FAS, Inc.	33,570	500,193
Coinstar, Inc.* †	10,185	467,695
Deckers Outdoor Corp.*	6,493	559,372
DSW, Inc. - Class A* †	10,725	428,571
Fuel Systems Solutions, Inc.* †	11,355	342,694
LKQ Corp.*	16,200	390,420
Morningstar, Inc.	4,275	249,575
PetMed Express, Inc. †	23,733	376,405
Steiner Leisure Ltd.*	8,290	383,495
Texas Roadhouse, Inc.	24,540	416,935
Tractor Supply Co.	7,422	444,281
Tupperware Brands Corp.	7,550	450,810
WMS Industries, Inc.*	10,045	355,091
		7,158,957
Health Care — 17.1%
Acorda Therapeutics, Inc.*	19,805	459,476
Alexion Pharmaceuticals, Inc.*	6,033	595,337
Auxilium Pharmaceuticals, Inc.* †	20,170	433,050
BioMarin Pharmaceutical, Inc.*	20,911	525,493
Genomic Health, Inc.* †	25,728	632,909

	Shares	Market Value
HMS Holdings Corp.*	3,585	$293,432
Inspire Pharmaceuticals, Inc.*	68,519	271,335
Insulet Corp.* †	28,586	589,443
NxStage Medical, Inc.*	28,994	637,288
RTI Biologics, Inc.*	74,910	214,243
Salix Pharmaceuticals Ltd.*	13,835	484,640
Savient Pharmaceuticals, Inc.*	17,880	189,528
SonoSite, Inc.*	12,155	405,005
Spectranetics Corp. (The)*	48,840	230,036
United Therapeutics Corp.*	6,545	438,646
		6,399,861
Industrials — 13.4%
American Science & Engineering, Inc.	5,875	542,615
Applied Industrial Technologies, Inc.	12,155	404,275
Ceradyne, Inc.*	13,235	596,634
CLARCOR, Inc.	10,700	480,751
EnPro Industries, Inc.*	6,804	247,121
ESCO Technologies, Inc.	4,345	165,762
General Cable Corp.*	7,795	337,523
GrafTech International Ltd.*	19,820	408,887
HUB Group, Inc. - Class A*	8,459	306,131
Landstar System, Inc.	7,010	320,217
Toro Co.	5,465	361,892
Wabtec Corp.	6,878	466,535
Woodward, Inc.	10,567	365,196
		5,003,539
Energy — 7.5%
Brigham Exploration Co.*	12,870	478,507
CARBO Ceramics, Inc. †	3,496	493,356
Dril-Quip, Inc.*	4,800	379,344
International Coal Group, Inc.*	33,945	383,578
Lufkin Industries, Inc.	4,240	396,313
Petroquest Energy, Inc.*	29,107	272,441
World Fuel Services Corp.	10,409	422,709
		2,826,248
Financials — 7.3%
Cash America International, Inc.	5,400	248,670
Encore Capital Group, Inc.*	15,058	356,724
Ezcorp, Inc. - Class A*	23,410	734,840
Financial Engines, Inc.* †	4,400	121,264
First Cash Financial Services, Inc.*	17,090	659,674
Portfolio Recovery Associates, Inc.*	7,279	619,661
		2,740,833
Materials — 5.0%
Balchem Corp.	8,802	330,251
LSB Industries, Inc.*	12,008	475,997
Rock-Tenn Co. - Class A †	4,945	342,936
Solutia, Inc.*	15,645	397,383
Worthington Industries, Inc.	16,015	335,034
		1,881,601
Total Common Stocks		$36,496,736

Touchstone Diversified Small Cap Growth Fund (Continued)

	Shares	Market Value
Investment Funds — 17.8%
Invesco Liquid Assets Portfolio**	5,618,929	$5,618,929
iShares Russell 2000 Growth Index Fund †	4,880	465,260
Touchstone Institutional Money Market Fund^	570,303	570,303
Total Investment Funds		$6,654,492
Total Investment Securities — 115.2% (Cost$33,237,664)		$43,151,228
Liabilities in Excess of Other Assets — (15.2%)		(5,678,697)
Net Assets — 100.0%		$37,472,531

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2011, was $5,529,821.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$36,496,736	$—	$—	$36,496,736
Investment Funds	6,654,492	—	—	6,654,492
				$43,151,228

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Growth Opportunities Fund – March 31, 2011

Common Stocks — 96.3%	Shares	Market Value
Information Technology — 31.8%
Alliance Data Systems Corp.* †	48,400	$4,157,076
Apple, Inc.*	19,590	6,826,135
Autodesk, Inc.*	87,900	3,877,269
Cadence Design Systems, Inc.*	182,550	1,779,863
Cisco Systems, Inc.	220,878	3,788,058
EMC Corp.*	130,800	3,472,740
Google, Inc. - Class A*	7,670	4,496,231
Intel Corp.	117,200	2,363,924
Longtop Financial Technologies Ltd. ADR* †	95,500	3,000,610
LSI Corp.*	401,943	2,733,212
NICE Systems Ltd. ADR*	87,897	3,246,915
Nuance Communications, Inc.*	144,200	2,820,552
ON Semiconductor Corp.*	214,000	2,112,180
Oracle Corp.	147,655	4,927,247
QUALCOMM, Inc.	61,729	3,384,601
		52,986,613
Health Care — 17.1%
CareFusion Corp.*	115,900	3,268,380
Community Health Systems, Inc.*	61,150	2,445,389
Covidien PLC	45,550	2,365,867
Gilead Sciences, Inc.*	94,700	4,019,068
Hill-Rom Holdings, Inc.	104,150	3,955,617
ICON PLC ADR*	78,900	1,703,451
Life Technologies Corp.*	51,800	2,715,356
United Therapeutics Corp.*	36,000	2,412,720
Vertex Pharmaceuticals, Inc.*	55,300	2,650,529
Warner Chilcott PLC - Class A	131,850	3,069,468
		28,605,845
Industrials — 15.9%
Avis Budget Group, Inc.*	207,350	3,713,639
BE Aerospace, Inc.*	87,800	3,119,534
Cooper Industries PLC	53,000	3,439,700
Dover Corp.	34,950	2,297,613
FedEx Corp.	45,460	4,252,783
General Electric Co.	175,500	3,518,775
Geo Group, Inc. (The)*	6,725	172,429
Goodrich Corp.	31,500	2,694,195
IDEX Corp.	77,700	3,391,605
		26,600,273
Energy — 12.8%
CONSOL Energy, Inc.	66,200	3,550,306
Ensco PLC ADR	60,722	3,512,160
Halliburton Co.	62,000	3,090,080
Massey Energy Co.	50,150	3,428,254
National-Oilwell Varco, Inc.	52,400	4,153,748
Weatherford International Ltd.*	158,000	3,570,800
		21,305,348

	Shares	Market Value
Consumer Discretionary — 9.6%
NIKE, Inc. - Class B	43,350	$3,281,595
Nordstrom, Inc. †	54,050	2,425,764
Penn National Gaming, Inc.*	67,100	2,486,726
priceline.com, Inc.*	6,985	3,537,484
Tenneco, Inc.*	98,956	4,200,682
		15,932,251
Materials — 3.7%
Celanese Corp.	73,250	3,250,102
Freeport-McMoRan Copper & Gold, Inc.	29,300	1,627,615
Westlake Chemical Corp.	24,150	1,357,230
		6,234,947
Financials — 3.4%
Bank of New York Mellon Corp.	79,900	2,386,613
Waddell & Reed Financial, Inc. - Class A	81,150	3,295,501
		5,682,114
Consumer Staples — 2.0%
Ralcorp Holdings, Inc.*	48,500	3,318,855
Total Common Stocks		$160,666,246
Investment Funds — 9.1%
Invesco Liquid Assets Portfolio**	9,212,765	9,212,765
Touchstone Institutional Money Market Fund^	5,960,100	5,960,100
Total Investment Funds		$15,172,865
Total Investment Securities — 105.4% (Cost$160,786,332)		$175,839,111
Liabilities in Excess of Other Assets — (5.4%)		(8,987,964)
Net Assets — 100.0%		$166,851,147

†  All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2011, was $9,057,640.

*  Non-income producing security.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Touchstone Growth Opportunities Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$160,666,246	$—	$—	$160,666,246
Investment Funds	15,172,865	—	—	15,172,865
				$175,839,111

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Large Cap Growth Fund – March 31, 2011

Common Stocks — 97.8%	Shares	Market Value
Information Technology — 28.3%
Apple, Inc.*	50,995	$17,769,208
Baidu, Inc. ADR*	186,660	25,723,615
Broadcom Corp. - Class A	371,700	14,637,546
Citrix Systems, Inc.*	266,690	19,591,047
Cognizant Technology Solutions Corp. - Class A*	316,070	25,728,098
F5 Networks, Inc.*	194,340	19,933,454
Infosys Technologies Ltd. ADR	267,725	19,195,882
International Business Machines Corp.	137,040	22,347,113
NetApp, Inc.*	306,150	14,750,307
Salesforce.com, Inc.*	172,100	22,989,118
SanDisk Corp.*	299,600	13,808,564
		216,473,952
Consumer Discretionary — 24.2%
Advance Auto Parts, Inc.	235,000	15,420,700
Amazon.com, Inc.*	83,607	15,060,129
AutoZone, Inc.*	84,980	23,247,129
Chipotle Mexican Grill, Inc.*	91,735	24,985,862
DIRECTV Group, Inc. - Class A*	411,895	19,276,686
Dollar Tree, Inc.*	290,000	16,100,800
Family Dollar Stores, Inc.	415,257	21,310,989
McDonald's Corp.	239,100	18,193,119
TJX Cos., Inc.	296,700	14,754,891
Yum! Brands, Inc.	314,000	16,133,320
		184,483,625
Consumer Staples — 11.2%
Coca-Cola Co. (The)	232,000	15,393,200
Dr Pepper Snapple Group, Inc.	438,000	16,276,080
Estee Lauder Cos., Inc. (The) - Class A	213,900	20,611,404
Hershey Co. (The)	275,000	14,946,250
Mead Johnson Nutrition Co.	309,150	17,909,060
		85,135,994
Energy — 10.3%
Chevron Corp.	146,000	15,684,780
Concho Resources, Inc.*	153,310	16,450,163
ConocoPhillips	189,940	15,168,608
Marathon Oil Corp.	302,750	16,139,603
Pioneer Natural Resources Co.	152,000	15,491,840
		78,934,994
Health Care — 9.9%
AmerisourceBergen Corp.	424,500	16,793,220
Cerner Corp.* †	150,300	16,713,360
Edwards Lifesciences Corp.*	171,900	14,955,300
Illumina, Inc.* †	210,000	14,714,700
Perrigo Co.	158,300	12,588,016
		75,764,596
Industrials — 9.8%
Caterpillar, Inc.	146,000	16,257,100
Cummins, Inc.	186,220	20,413,436
Deere & Co.	228,920	22,180,059

	Shares	Market Value
Rockwell Automation, Inc.	169,000	$15,995,850
		74,846,445
Materials — 2.1%
Silver Wheaton Corp.	375,000	16,260,000
Telecommunication Services — 2.0%
BCE, Inc.	417,500	15,171,950
Total Common Stocks		$747,071,556
Investment Funds — 5.6%
Invesco Liquid Assets Portfolio**	24,016,355	24,016,355
Touchstone Institutional Money Market Fund^	18,843,499	18,843,499
Total Investment Funds		$42,859,854
Total Investment Securities — 103.4% (Cost$587,278,472)		$789,931,410
Liabilities in Excess of Other Assets — (3.4%)		(25,732,307)
Net Assets — 100.0%		$764,199,103

*  Non-income producing security.

†  All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2011, was $23,641,473.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$747,071,556	$—	$—	$747,071,556
Investment Funds	42,859,854	—	—	42,859,854
				$789,931,410

See accompanying notes to financial statements.

Portfolio of Investments
Touchstone Mid Cap Growth Fund – March 31, 2011

Common Stocks — 97.4%	Shares	Market Value
Information Technology — 24.1%
Alliance Data Systems Corp.* †	198,500	$17,049,165
ASML Holding NV*	286,675	12,757,038
Autodesk, Inc.*	459,450	20,266,339
Avago Technologies Ltd.	562,594	17,496,673
BMC Software, Inc.*	246,300	12,250,962
Brocade Communications Systems, Inc.*	1,367,700	8,411,355
Gartner, Inc.*	411,800	17,159,706
Longtop Financial Technologies Ltd. ADR* †	503,700	15,826,254
LSI Corp.*	2,492,749	16,950,693
NICE Systems Ltd. ADR*	499,900	18,466,306
ON Semiconductor Corp.*	2,029,670	20,032,843
Red Hat, Inc.*	378,600	17,184,654
Salesforce.com, Inc.*	132,355	17,679,981
		211,531,969
Industrials — 14.2%
AMETEK, Inc.	338,225	14,837,931
Cooper Industries PLC	294,100	19,087,090
Delta Air Lines, Inc.*	713,200	6,989,360
Dover Corp.	286,800	18,854,232
IDEX Corp.	408,100	17,813,565
MSC Industrial Direct Co. - Class A	191,200	13,091,464
Precision Castparts Corp.	108,830	16,017,599
Roper Industries, Inc.	205,900	17,802,114
		124,493,355
Consumer Discretionary — 13.3%
Coach, Inc.	345,621	17,986,117
Discovery Communications, Inc. - Class A*	286,650	11,437,335
Lear Corp.	508,900	24,869,943
New Oriental Education & Technology Group ADR*	127,870	12,795,951
Nordstrom, Inc. †	283,100	12,705,528
Penn National Gaming, Inc.*	465,128	17,237,643
priceline.com, Inc.*	39,720	20,115,797
		117,148,314
Health Care — 11.2%
CareFusion Corp.*	619,550	17,471,310
Dendreon Corp.*	283,100	10,596,433
Life Technologies Corp.*	246,300	12,911,046
Mettler-Toledo International, Inc.*	109,540	18,840,880
United Therapeutics Corp.*	191,200	12,814,224
Vertex Pharmaceuticals, Inc.*	290,500	13,923,665
Warner Chilcott PLC - Class A	503,750	11,727,300
		98,284,858
Materials — 11.2%
Albemarle Corp.	216,900	12,964,113
Crown Holdings, Inc.*	561,653	21,668,573
Ecolab, Inc.	261,000	13,316,220
Greif, Inc. - Class A	266,080	17,404,293
Scotts Miracle-Gro Co. (The) - Class A	213,150	12,330,727
Solutia, Inc.*	793,408	20,152,563
		97,836,489

	Shares	Market Value
Energy — 10.9%
CONSOL Energy, Inc.	360,350	$19,325,571
Denbury Resources, Inc.*	821,360	20,041,184
Massey Energy Co.	264,600	18,088,056
Tesoro Corp.*	576,550	15,468,836
Weatherford International Ltd.*	1,021,000	23,074,600
		95,998,247
Financials — 6.9%
Ameriprise Financial, Inc.	274,000	16,735,920
Discover Financial Services	775,800	18,712,296
IntercontinentalExchange, Inc.*	100,040	12,358,942
Lincoln National Corp.	430,700	12,938,228
		60,745,386
Consumer Staples — 3.8%
Green Mountain Coffee Roasters, Inc.* †	242,700	15,680,847
Ralcorp Holdings, Inc.*	257,350	17,610,461
		33,291,308
Telecommunication Services — 1.8%
NII Holdings, Inc.*	382,400	15,934,608
Total Common Stocks		$855,264,534
Investment Funds — 9.1%
Invesco Liquid Assets Portfolio**	48,320,246	48,320,246
Touchstone Institutional Money Market Fund^	31,921,928	31,921,928
Total Investment Funds		$80,242,174
Total Investment Securities — 106.5% (Cost$787,071,358)		$935,506,708
Liabilities in Excess of Other Assets — (6.5%)		(57,195,673)
Net Assets — 100.0%		$878,311,035

†  All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2011, was $47,714,298.

*  Non-income producing security.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

Portfolio Abbreviations:

ADR – American Depositary Receipt

PLC – Public Limited Company

Touchstone Mid Cap Growth Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$855,264,534	$—	$—	$855,264,534
Investment Funds	80,242,174	—	—	80,242,174
				$935,506,708

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust, comprised of the Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund, and Touchstone Mid Cap Growth Fund (the "Funds"), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the Touchstone Strategic Trust at March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 26, 2011

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designed as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates in 2010.

Growth Opportunities Fund	100%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended March 31, 2011 qualify for the corporate dividends received deduction:

Growth Opportunities Fund	100%

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 through March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2011" to estimate the expenses you paid on your account during this period.

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized March 31, 2011	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*
Touchstone Diversified Small Cap Growth Fund
Class A Actual	1.40%	$1,000.00	$1,270.40	$7.92
Class A Hypothetical	1.40%	$1,000.00	$1,017.95	$7.04
Class C Actual	2.15%	$1,000.00	$1,266.70	$12.15
Class C Hypothetical	2.15%	$1,000.00	$1,014.21	$10.80
Class Y Actual	1.15%	$1,000.00	$1,273.50	$6.52
Class Y Hypothetical	1.15%	$1,000.00	$1,019.20	$5.79
Touchstone Growth Opportunities Fund
Class A Actual	1.14%	$1,000.00	$1,223.00	$6.32
Class A Hypothetical	1.14%	$1,000.00	$1,019.25	$5.74
Class C Actual	1.90%	$1,000.00	$1,218.20	$10.51
Class C Hypothetical	1.90%	$1,000.00	$1,015.46	$9.55
Class Y Actual	0.90%	$1,000.00	$1,224.70	$4.99
Class Y Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53
Institutional Class Actual	0.72%	$1,000.00	$1,225.40	$3.99
Institutional Class Hypothetical	0.72%	$1,000.00	$1,021.34	$3.63
Touchstone Large Cap Growth Fund
Class A Actual	1.25%	$1,000.00	$1,162.10	$6.74
Class A Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29
Class B Actual	1.57%	$1,000.00	$1,160.00	$8.45
Class B Hypothetical	1.57%	$1,000.00	$1,017.10	$7.90
Class C Actual	2.00%	$1,000.00	$1,157.80	$10.76
Class C Hypothetical	2.00%	$1,000.00	$1,014.96	$10.05
Class Y Actual	0.99%	$1,000.00	$1,163.50	$5.34
Class Y Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Other Items (Continued)

Schedule of Shareholder Expenses (Continued)

	Net Expense Ratio Annualized March 31, 2011	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Six Months Ended March 31, 2011*
Touchstone Mid Cap Growth Fund
Class A Actual	1.46%	$1,000.00	$1,228.30	$8.11
Class A Hypothetical	1.46%	$1,000.00	$1,017.65	$7.34
Class B Actual	1.24%	$1,000.00	$1,229.50	$6.89
Class B Hypothetical	1.24%	$1,000.00	$1,018.75	$6.24
Class C Actual	2.24%	$1,000.00	$1,223.40	$12.42
Class C Hypothetical	2.24%	$1,000.00	$1,013.76	$11.25
Class Y Actual	1.31%	$1,000.00	$1,228.90	$7.28
Class Y Hypothetical	1.31%	$1,000.00	$1,018.40	$6.59

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

Other Items (Continued)

Annual Renewal of Investment Advisory and Sub-Advisory Agreements

Advisory Agreement Approval Disclosure

At a meeting held on November 18, 2010, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Strategic Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust and of the applicable Sub-Advisory Agreement(s) with respect to each Fund between the Advisor and the applicable Sub-Advisor(s).

In determining whether to approve the continuation of the Investment Advisory Agreement and of the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance and/or approval of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) was in the best interests of each Fund and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor's and its affiliates' revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisors' personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

In approving the Funds' Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's

Other Items (Continued)

business as a whole. The Board noted that the Advisor waived advisory fees for two of the Funds. The Board also noted that the Advisor pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charge on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's and its affiliates' level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered, among other data, the Funds' respective performance results during the six-month period, twelve-month period and thirty-six-month period ended September 30, 2010 and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds' performance.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board noted that the Advisor had waived advisory fees for two of the Funds in order to reduce the Fund's respective operating expenses to targeted levels. The Board further noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board also discussed with management certain factors as set forth in the conditions to the Funds' exemptive order issued by the Securities and Exchange Commission relating to investments by the non-money market Funds in the Touchstone Institutional Money Market Fund. Based upon the nature and extent of the services provided by the Advisor and the Sub-Advisors to each Fund and a discussion by management with respect to the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds' assets to be invested in the Touchstone Institutional Money Market Fund, the Board concluded that the advisory fee and the sub-advisory fee(s) of each non-money market Fund were based on services that were in addition to, rather than duplicative of, services provided under the Investment Advisory and Sub-Advisory Agreements with respect to the portion of such Funds' assets to be invested in the Touchstone Institutional Money Market Fund.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Diversified Small Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund's advisory fee. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance was in the 3rd quartile of its peer group for the six-month period and thirty-six-month period ended September 30, 2010, and the Fund's

Other Items (Continued)

performance was in the 4th quartile of its peer group for the twelve-month period ended September 30, 2010. The Board noted management's explanation for the Fund's underperformance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund's advisory fee. The Board took into account the impact that the relatively small size of the fund has upon expenses. The Fund's performance was in the 3rd quartile of the Fund's peer group for the six-month period and twelve-month period ended September 30, 2010, and the Fund's performance was in the 2nd quartile of the Fund's peer group for the thirty-six-month period ended September 30, 2010. The Board noted management's explanation of the Fund's recent underperformance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Fund's performance was in the 1st quartile of the Fund's peer group for the six-month period and twelve-month period ended September 30, 2010, and the Fund's performance was in the 3rd quartile of the Fund's peer group for the thirty-six-month period ended September 30, 2010. Based upon their review, the Trustees concluded that the Fund's overall performance was satisfactory and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board took into account management's discussion of the Fund's expenses. The Fund's performance was in the 3rd quartile of the Fund's peer group for the six-month period ended September 30, 2010, the Fund's performance was in the 4th quartile of the Fund's peer group for the twelve-month period ended September 30, 2010, and the Fund's performance was in the 2nd quartile of the Fund's peer group for the thirty-six-month period ended September 30, 2010. The Board noted management's explanation of the Fund's recent underperformance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and expenses. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each of Touchstone Growth Opportunities Fund and Touchstone Large Cap Growth Fund contain breakpoints that would reduce the applicable advisory fee rate on assets above specified levels as the applicable Fund's assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board noted that the current advisory fee for the Touchstone Large Cap Growth Fund currently reflected such economies of scale. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each of Touchstone Diversified Small Cap Growth Fund and Touchstone Mid Cap Growth Fund was not appropriate at this time. The Board also noted that if a Fund's assets increase over time, the Fund might also realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee(s) paid by the Advisor to the Fund's Sub-Advisor(s).

Other Items (Continued)

Conclusion. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Investment Advisory Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable relative to the performance of funds with similar investment objectives and to relevant indices or, as discussed above, is being addressed; and (d) each Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds' respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement(s), among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to one of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes include quarterly reviews of compliance reports and annual compliance reviews of the Sub-Advisors and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm's length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each of Touchstone Growth Opportunities Fund and Touchstone Large Cap Growth Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the applicable Fund's assets increased.

Other Items (Continued)

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee(s) to the applicable Sub-Advisor(s). The Board also considered the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisors to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm's length. The Board compared the sub-advisory fee(s) for each Fund with various comparative data, including the median and average sub-advisory fees of each Fund's peer group, and considered the following information:

Touchstone Diversified Small Cap Growth Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the Fund's sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund's sub-advisory fees were above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fees were reasonable in light of the high quality of services received by the Fund and the other factors considered.

As noted above, the Board considered each Fund's performance during the six-month period, twelve-month period and thirty-six-month period ended September 30, 2010 as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

Conclusion. In considering the renewal of the applicable Sub-Advisory Agreement(s) with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices or, as discussed above, is being addressed; (d) each Fund's advisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement(s) with respect to each Fund was in the best interests of the respective Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	42	Director of LaRosa's (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust's distributor), Touchstone Advisors (the Trust's investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	42	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	42	None

Management of the Trust (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	42	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	42	Director of Q Med (a health care management company) from 2004-2007.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	42	Trustee of Gateway Trust from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

1  Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 19 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

4  Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Management of the Trust (Continued)

Principal Officers1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	42	See biography above.

Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	42	None

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	42	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	42	None

Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	42	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	42	None

Jay S. Fitton JPMorgan. 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002-2006	Assistant Vice President and Senior Counsel at JPMorgan Chase Bank, N.A.	42	None

1  Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

2  The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 19 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•  We collect only the information we need to service your account and administer our business.

•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•  We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•  We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

JPMorgan Chase Bank, N.A.

P.O. Box 5354

Cincinnati, Ohio 45201-5354

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54-TST-AR-1103

Item 2.       Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3.       Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Don Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.       Principal Accountant Fees and Services.

(a) Audit Fees.  Audit fees totaled approximately $54,000 for the March 31, 2011 fiscal year and approximately $66,250 for the March 31, 2010 fiscal year, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees.  Audit-Related fees totaled $12,000 for the March 31, 2011 fiscal year and $0 for the March 31, 2010 fiscal year.  The 2011 fees related to: 1) Post-Audit review procedures, review of the July 14, 2010 N-14 Filing and Issuance of our consent in connection with the merger of the Large Cap Core Equity Fund into the Growth Opportunities Fund; 2) Post-Audit review procedures, review of the December 21, 2010 N-14 Filing and Issuance of our consent in connection with the merger of the Healthcare and Biotechnology Fund into the Large Cap Growth Fund and 3) Post-Audit review procedures, review of the March 31, 2011 N-1A Filing and Issuance of our consent in connection with the new institutional share class offering in the Mid Cap Growth Fund.

(c)  Tax Fees.  Tax fees totaled approximately $26,250 for the March 31, 2011 fiscal year and approximately $27,820 for the March 31, 2010 fiscal year.

(d)          All Other Fees.  There were no other fees for the March 31, 2011 or March 31, 2010 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.  The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $26,250 for the fiscal year ended March 31, 2011 and $27,820 for the fiscal year ended March 31, 2010.

(h) Not applicable

Item 5.       Audit Committee of Listed Registrants.

Not applicable

Item 6.       Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11.     Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)                  The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant’s N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.

(a)(2)                  Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)                               Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date: May 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
Jill T. McGruder
President

Date: May 25, 2011

/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
Controller & Treasurer

Date: May 25, 2011